AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT is made effective as of the 19th day of January, 2004

AMONG:

JAMES BRISCOE

(“Briscoe")

OF THE FIRST PART

AND:

PAUL MATYSEK

(“Matysek")

OF THE SECOND PART

AND:

ALASKA STAR MINERALS LLC
an Arizona Limited Liability Company

(“Alaska Star Minerals")

OF THE THIRD PART

AND:

LIBERTY STAR GOLD CORP.,
a Nevada corporation

(“Liberty Star Nevada")

OF THE FOURTH PART

AND:

TITANIUM INTELLIGENCE, INC.,
a Nevada corporation

(“Titanium")

OF THE FIFTH PART

AND:

LIBERTY STAR ACQUISITION CORP.,
a Nevada corporation

(“Titanium Sub")

OF THE SIXTH PART

WHEREAS:

A.     Briscoe and Matysek (together, the “Principal Shareholders”) are the beneficial owners of Alaska Star Minerals. Alaska Star Minerals is the sole shareholder of Liberty Star Nevada;

B.     The Boards of Directors of each of Titanium, Titanium Sub and Liberty Star Nevada deem it desirable and in the best interests of their respective shareholders that Liberty Star Nevada be merged with and into Titanium Sub with Titanium Sub as the surviving corporation (the “Merger”) on the terms and subject to the conditions of this Agreement;

C.     The Boards of Directors of each of Titanium, Titanium Sub and Liberty Star Nevada have approved and adopted this Agreement;

D.     Titanium Sub is a wholly-owned subsidiary of Titanium and Titanium Sub joins in the execution of this Agreement in order to provide certain representations, warranties and covenants to Liberty Star Nevada;

E.     Titanium, as the sole shareholder of Titanium Sub, has approved the Merger;

F.     Alaska Star Minerals, as the sole shareholder of Liberty Star Nevada, has approved the Merger; and

G.     The Principal Shareholders are the beneficial owners of Alaska Star Minerals and join in the execution of this Agreement in order to provide certain representations, warranties and covenants to Titanium and Titanium Sub.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and of the sum of $10.00 paid by Titanium to each of the Principal Shareholders, Alaska Star Minerals and to Liberty Star Nevada, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

ARTICLE 1.
DEFINITIONS

1.1	Definitions. The following terms have the respective meanings specified in this Article, unless the context indicates otherwise.

	(a)	"Agreement" shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in the Agreement, and all amendments and supplements, if any, to this Agreement;

	(b)	"Alaska Star Mineral Claims" shall mean mineral claims located in the State of Alaska registered in the name of Big Chunk and described in Schedule A to this Agreement;

	(c)	"Big Chunk" shall mean Big Chunk Corp., an Alaska corporation;

	(d)	"Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended;

	(e)	"GAAP" shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

	(f)	"SEC" shall mean the Securities and Exchange Commission;

	(g)	"Securities Act" shall mean the United States Securities Act of 1933, as amended; and

1.2	Schedules. The following schedules are attached to and form part of this Agreement: Schedule A – Description of the Alaska Star Mineral Claims Schedule B – Articles of Merger

1.3	Currency. All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

ARTICLE 2.
THE MERGER

2.1
The Merger. At the Effective Time (as defined in Section 2.3 below), Liberty Star Nevada will be merged with and into Titanium Sub in accordance with this Agreement, the Articles of Merger substantially in the form of Schedule B attached to this Agreement (the “Articles of Merger”), and the applicable provisions of Chapter 92A of the Nevada Revised Statutes (the “Nevada Law”). Following the Merger, Titanium Sub will continue as the surviving corporation (the “Surviving Corporation”) and the separate existence of Liberty Star Nevada will cease, except insofar as it may be continued by Nevada Law.

2.2
Closing. As soon as practicable following the satisfaction or waiver of the conditions set forth in Section 6 of this Agreement, and provided that this Agreement has not been terminated pursuant to Section 9, the parties to this Agreement will hold a closing (the “Closing”) for the purpose of confirming the consummation of the Merger at a time and date mutually agreed upon by the parties. Unless otherwise agreed by the parties, the Closing will take place at the offices of the lawyers for Titanium or at such other location as agreed to by the parties. The date on which the Closing actually occurs is referred to as the “Closing Date.” At the Closing, the parties will execute and exchange all documents, certificates and instruments contemplated by this Agreement. The parties agree to use commercially reasonable efforts and all due diligence to cause the Closing to be consummated on or before January 29, 2004 unless such date is extended by the mutual agreement of the parties.

2.3
Effective Time of the Merger. The Merger will be effective at the time (the “Effective Time”) of the filing of the Articles of Merger with the Secretary of State of the State of Nevada, which Articles of Merger will be filed as soon as practicable on or after the Closing Date.

2.4
Effect of the Merger. The Merger will have the effect set forth in Section 92A.250 of Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Titanium Sub and Liberty Star Nevada will vest in the Surviving Corporation without further act or deed, and all debts, liabilities and duties of Titanium Sub and Liberty Star Nevada will become the debts, liabilities and duties of the Surviving Corporation. As a result or the Merger, the Surviving Corporation will be the wholly-owned subsidiary of Titanium.

2.5	Certificate of Incorporation; Bylaws.

(a)
The certificate of incorporation of Titanium Sub as in effect immediately prior to the Effective Time will continue unchanged, except to the extent amended by the Articles of Merger, and will be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law. The Articles of Merger will effect a name change of the Surviving Corporation to “Liberty Star Gold Corp.”

(b)
At the Effective Time, the by-laws of Titanium Sub, as in effect immediately prior to the Effective Time, will be the by-laws of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

2.6
Directors and Officers. The directors and officers of the Surviving Corporation after the Effective Time will be the following persons: Gary Musil, James Briscoe and Jon Young. Titanium, as the sole shareholder of Titanium Sub, by approving the Merger has approved these individuals as the directors of the Surviving Corporation and will take any further action in order to ensure the proper appointment of such directors to the board of directors of the Surviving Corporation.

2.7
Taking of Necessary Action. If after the Effective Time any further action is necessary to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of either Titanium Sub or Liberty Star Nevada, the officers and directors, or the former officers and directors, as the case may be, of Titanium, Titanium Sub and Liberty Star Nevada and the Surviving Corporation will take all such necessary action.

2.8

Merger Consideration. Each share of Liberty Star Nevada common stock, par value $0.001 per share (“Liberty Star Nevada Common Stock”) issued and outstanding immediately prior to the Effective Time will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into 8.75 shares of Titanium Common Stock (as defined in Section 5.3) such that an aggregate of 17,500,000 shares of Titanium Common Stock will have been issued to Alaska Star Minerals upon completion of the Merger. All certificates representing the shares of Titanium Common Stock issued on effectiveness of the Merger will be endorsed with the following legend pursuant to the Securities Act in order to reflect that the fact that the shares of Titanium Common Stock will be issued to Alaska Star Minerals, as the sole shareholder of Liberty Star Nevada, pursuant to exemptions or safe harbours from the registration requirements of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.”

2.9
No Further Ownership Rights in Liberty Star Nevada Common Stock. The promise to exchange the Liberty Star Nevada Common Stock for shares of Titanium Common Stock in accordance with the terms of this Agreement will be deemed to have been given in full satisfaction of all rights pertaining to the Liberty Star Nevada Common Stock, and there will be no further registration of transfers on the stock transfer books of Liberty Star Nevada of the shares of Liberty Star Nevada Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Liberty Star Nevada Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Liberty Star Nevada Common Stock, except as otherwise provided in this Agreement or by law.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF LIBERTY STAR NEVADA AND
THE PRINCIPAL SHAREHOLDERS

Liberty Star Nevada and the Principal Shareholders each jointly and severally represent and warrant to Titanium, and acknowledge that Titanium are relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Titanium, as follows:

3.1
Organization and Good Standing. Each of Liberty Star Nevada and Big Chunk is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Each of Liberty Star Nevada and Big Chunk is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Liberty Star Nevada or Big Chunk taken as a whole.

3.2
Authority. Liberty Star Nevada has all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Liberty Star Nevada Merger Documents”) to be signed by Liberty Star Nevada and to perform its obligations thereunder and to consummate the Merger contemplated thereby. The execution and delivery of each of the Liberty Star Nevada Merger Documents by Liberty Star Nevada and the consummation of the Merger contemplated thereby have been duly authorized by its Board of Directors and by Alaska Star Minerals, as sole shareholder. No other corporate or shareholder proceedings on the part of Liberty Star

Nevada is necessary to authorize such documents or to consummate the Merger contemplated thereby. This Agreement has been, and the other Liberty Star Nevada Merger Documents when executed and delivered by Liberty Star Nevada as contemplated by this Agreement will be, duly executed and delivered by Liberty Star Nevada and this Agreement is, and the other Liberty Star Nevada Merger Documents when executed and delivered by Liberty Star Nevada as contemplated hereby will be, the valid and binding obligation of Liberty Star Nevada enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

3.3
Capitalization of Liberty Star Nevada. The entire authorized capital stock and other equity securities of Liberty Star Nevada consists of 25,000,000 shares of Liberty Star Nevada Common Stock, par value of $0.001 per share (the “Liberty Star Nevada Common Stock”). There are 2,000,000 shares of Liberty Star Nevada Common Stock issued and outstanding as of the date of this Agreement, all of which are owned by Alaska Star Minerals. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Liberty Star Nevada to issue any additional shares of Liberty Star Nevada Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Liberty Star Nevada any shares of Liberty Star Nevada Common Stock.

3.4
Big Chunk. Liberty Star Nevada does not have any subsidiaries other than Big Chunk. Liberty Star Nevada is the owner of all of the issued and outstanding shares of Big Chunk. There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Liberty Star Nevada to issue any additional shares of Big Chunk common stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Big Chunk any shares of Big Chunk common stock.

3.5
Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Liberty Star Nevada or the Principal Shareholders, threatened against Liberty Star Nevada or Big Chunk or which involves any of the business, or the properties or assets of Liberty Star or Big Chunk.

3.6
Compliance. Each of Liberty Star Nevada and Big Chunk has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business. Neither Liberty Star Nevada nor Big Chunk has received any notice of any violation thereof, nor is Liberty Star Nevada or Big Chunk aware of any valid basis therefore.

3.7
Alaska Star Mineral Claims. Big Chunk is the legal and beneficial owner of the Alaska Star Mineral Claims free and clear of all liens, charges, encumbrances and security interests. The Alaska Star Mineral Claims have been recorded in accordance with the laws of the State of Alaska and are in good standing in all respects with the State of Alaska. All required maintenance claim payments have been made with respect to the Alaska Star Mineral Claims. No taxes or other amounts are due or payable with respect to the Alaska Star Mineral Claims. Neither Big Chunk nor Liberty Star Nevada have done anything to encumber or prejudice the Alaska Star Mineral Claims. Neither Big Chunk nor Liberty Star Nevada has entered into any agreement regarding any sale, lease, assignment or option of the Alaska Star Mineral Claims.

3.8
Financial Representations. Neither Liberty Star Gold nor Big Chunk has aggregate liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, in excess of $10,000. For purposes of this Agreement, the term “liabilities” includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured.

3.9	Tax Matters. Each of Liberty Star Nevada and Big Chunk have paid all taxes of any nature required to be paid and have timely filed all tax returns which are required to be filed.

3.10	Absence of Changes. Other than in connection with the acquisition of the Alaska Star Mineral Claims and this Agreement, neither Liberty Star Nevada nor Big Chunk has:

(a)	incurred any liabilities;
(b)	sold, encumbered, assigned or transferred any of its assets;
(c)	created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of Liberty Star Nevada or Big Chunk to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;
(d)	declared, set aside or paid any dividend; or
(e)	entered into any agreement or contract; or
(f)	agreed, whether in writing or orally, to do any of the foregoing.

3.11	Employees and Consultants. Neither Liberty Star Nevada nor Big Chunk has any employees or consultants.

3.12	Real Property. Other than the Alaska Star Mineral Claims, neither Liberty Star Nevada or Big Chunk owns or leases any real property.

3.13
Material Contracts and Transactions. Other than this Agreement and agreements entered into for the acquisition of the Alaska Star Mineral Claims, neither Liberty Star Nevada nor Big Chunk is a party to any contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise.

3.14
Certain Transactions. Neither Liberty Star Nevada nor Big Chunk has entered into any agreement with either of the Principal Shareholders or Alaska Star Minerals or any entity controlled by any of such persons.

3.15
No Brokers. Liberty Star Nevada has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the Merger contemplated by this Agreement for which Titanium would be responsible.

3.16
Minute Books. The minute books of Liberty Star Nevada and Big Chunk contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.

3.17
Completeness of Disclosure. No representation or warranty by Liberty Star Nevada in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Titanium pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

ARTICLE 4.
COVENANTS, REPRESENTATIONS AND WARRANTIES
OF ALASKA STAR MINERALS AND THE PRINCIPAL SHAREHOLDERS

Alaska Star Minerals and the Principal Shareholders jointly and severally covenant with and represent and warrant to Titanium as follows, and acknowledge that Titanium is relying upon such covenants, representations and warranties in connection with the completion of the Merger, as follows:

4.1	Alaska Star Minerals is the legal and beneficial owner of all of the issued and outstanding shares of Liberty Star Nevada Common Stock.

4.2
No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from Alaska Star Minerals of any of Liberty Star Nevada Shares.

4.3	This Agreement has been duly authorized, validly executed and delivered by Alaska Star Minerals.

4.4	Alaska Star Minerals will vote all shares legally and beneficially owned by Alaska Star Minerals in favour of the Merger.

4.5
Alaska Star Minerals and the Principal Shareholders are investors in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Titanium Common Stock.

4.6
Alaska Star Minerals believes it has received all the information it considers necessary or appropriate for deciding whether to execute this Agreement, including a copy of the Titanium SEC Documents. Alaska Star Minerals further represents that it has had an opportunity to ask questions and receive answers from Titanium regarding the terms and conditions of the Merger and the business, properties, prospects and financial condition of Titanium. Alaska Star Minerals has had full opportunity to discuss this information with Alaska Star Minerals’ legal and financial advisers prior to execution of this Agreement.

4.7
Alaska Star Minerals acknowledges that the Merger has not been reviewed by the SEC and that the shares of Titanium Common Stock will be issued pursuant to an exemption from registration under the Securities Act.

4.8
Alaska Star Minerals understands that the shares of Titanium Common Stock it will be issued will be characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Alaska Star Minerals represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.9
The Titanium Common Stock will be acquired by Alaska Star Minerals for investment for Alaska Star Minerals' own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Alaska Star Minerals has no present intention of selling, granting any participation in, or otherwise distributing the same. Alaska Star Minerals does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the share of Titanium Common Stock to be issued on Closing.

ARTICLE 5.
REPRESENTATIONS AND WARRANTIES OF
TITANIUM

Titanium and Titanium Sub jointly and severally represent and warrant to Liberty Star Nevada, Alaska Star Minerals and the Principal Shareholders and acknowledge that Liberty Star Nevada, Alaska Star Minerals and the Principal Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Liberty Star Nevada, as follows:

5.1
Organization and Good Standing. Titanium and Titanium Sub are each duly organized, validly existing and in good standing under the laws of Nevada and have all requisite corporate power and authority to own, lease and to carry on its respective businesses as now being conducted. Titanium is duly qualified to do business and is in good standing as foreign corporations in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Titanium. Titanium Sub has not carried on any business or acquired any assets or incurred any liabilities since its incorporation, other than by reason of execution of this Agreement.

5.2
Authority. Titanium and Titanium Sub have all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Titanium Merger Documents”) to be signed by Titanium and Titanium Sub and to perform their obligations thereunder and to consummate the Merger contemplated thereby. The execution and delivery of each of the Titanium Merger Documents by Titanium and Titanium Sub and the consummation by Titanium and Titanium Sub of the Merger contemplated thereby have been duly authorized by their respective Board of Directors and no other corporate or shareholder proceedings on the part of Titanium or Titanium Sub are necessary to authorize such documents or to consummate the Merger contemplated thereby. This Agreement has been, and the other Titanium Merger Documents when executed and delivered by Titanium and Titanium Sub as contemplated by this Agreement will be, duly executed and delivered by Titanium and Titanium Sub and this Agreement is, and the other Titanium Merger Documents when executed and delivered by Titanium and Titanium Sub, as contemplated hereby will be, the valid and binding obligations of Titanium and Titanium Sub enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) as limited by public policy.

5.3
Capitalization of Titanium. The entire authorized capital stock and other equity securities of Titanium (“Titanium Stock”) consists of 200,000,000 shares of common stock, par value $0.001 (“Titanium Common Stock”). There are 20,000,000 shares of Titanium common stock and no shares of Titanium Preferred Stock issued and outstanding as of the date of this Agreement. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Titanium to issue any additional shares of Titanium Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Titanium any shares of Titanium Stock.

5.4
Capitalization of Titanium Sub. The entire authorized capital stock and other equity securities of Titanium Sub (“Titanium Sub Stock”) consists of 25,000,000 shares of common stock, par value $0.001 (“Titanium Sub Common Stock”). There are 1,000 shares of Titanium Sub common stock and no shares of Titanium Sub Preferred Stock issued and outstanding as of the date of this Agreement. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Titanium Sub to issue any additional shares of Titanium Sub Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Titanium any shares of Titanium Sub Stock.

5.5
Validity of Titanium Common Stock Issuable upon the Merger. The shares of Titanium Common Stock to be issued to Alaska Star Minerals upon consummation of the Merger in accordance with this Agreement will, upon issuance, have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

5.6
Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Titanium or Titanium Sub, threatened against Titanium or Titanium Sub which involves any of the business, or the properties or assets of Titanium or Titanium Sub that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Titanium or Titanium Sub taken as a whole. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a material adverse effect.

5.7
SEC Filings. Titanium has furnished or made available to Liberty Star Nevada and the Principal Shareholders a true and complete copy of each report, schedule, registration statement and proxy statement filed by Titanium with the SEC since the inception of Titanium (as such documents have since the time of their filing been amended, the "Titanium SEC Documents"). Titanium has timely filed with the SEC all documents required to have been filed pursuant to the Securities Act and the Exchange Act. As of their respective dates, Titanium SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Titanium SEC Documents, and none of Titanium SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

5.8
Absence of Certain Changes or Events. Except as and to the extent disclosed in the Titanium SEC Documents and as contemplated by this Agreement, there has not been any material adverse effect to the business, operations or financial conditions of Titanium.

5.9
No Outstanding Agreements. No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from Titanium of any of the Titanium Sub Stock.

5.10	Financial Representations. Titanium Sub does not have aggregate liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, in excess of $10,000.

ARTICLE 6.
CLOSING CONDITIONS

6.1
Conditions Precedent to Closing by Titanium and Titanium Sub. The obligations of Titanium and Titanium Sub to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless any such condition is waived Titanium and Titanium Sub at the Closing. The Closing of the Merger contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions of closing are for the benefit of Titanium and Titanium Sub and may be waived by Titanium and Titanium Sub in their discretion.

(a)
Representations and Warranties. The representations and warranties of Liberty Star Nevada, Alaska Star Minerals and the Principal Shareholders set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Liberty Star Nevada, Alaska Star Minerals and the Principal Shareholders will have delivered to Titanium a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Liberty Star Nevada, Alaska Star Minerals and the Principal Shareholders in this Agreement are true and correct.

(b)
Performance. All of the covenants and obligations that Liberty Star Nevada, Alaska Star Minerals and the Principal Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c)
Merger Documents. This Agreement and all other Liberty Star Nevada Merger Documents necessary or reasonably required to consummate the Merger, all in form and substance reasonably satisfactory to Titanium, will have been executed and delivered to Titanium.

6.2
Conditions Precedent to Closing by Liberty Star Nevada. The obligation of Liberty Star Nevada to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless such condition is waived by Liberty Star Nevada at the Closing. The Closing of the Merger will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of Liberty Star Nevada and may be waived by Liberty Star Nevada in its discretion.

(a)
Representations and Warranties. The representations and warranties of Titanium and Titanium Sub set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Titanium and Titanium Sub will have delivered to Liberty Star Nevada a certificate dated the Closing Date, to the effect that the representations and warranties made by Titanium and Titanium Sub in this Agreement are true and correct.

(b)
Performance. All of the covenants and obligations that Titanium and Titanium Sub are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Titanium and Titanium Sub must have delivered each of the documents required to be delivered by them pursuant to this Agreement.

(c)
Merger Documents. This Agreement and all Titanium Merger Documents, all in form and substance reasonably satisfactory to Liberty Star Nevada, will have been executed and delivered by Titanium and Titanium Sub, as applicable.

(d)	Resignations. Titanium will have received and delivered to Liberty Star Nevada the undated written resignation of Chen (Jason) Wu and Paulo Martins as directors of Titanium.

(e)
Change in Directors. Titanium will have delivered to Liberty Star Nevada will a signed resolution of the directors appointing James Briscoe and Jon Young to the board of Titanium, such that the board of directors of Titanium will consist of Gary Musil, James Briscoe and Jon Young on closing or within a reasonable period of time after Closing to enable the Company to comply with Rule 14f-1 of the Exchange Act.

ARTICLE 7.
ADDITIONAL COVENANTS OF THE PARTIES

7.1
Access and Investigation. Between the date of this Agreement and the Closing Date, Liberty Star Nevada, on the one hand, and Titanium, on the other hand, will, and will cause each of their respective representatives to, (a) afford the other and its representatives full and free access to its personnel, properties, contracts, books and records, and other documents and data, (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request, and (c)

furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

7.2
Confidentiality. All information regarding the business of Liberty Star Nevada including, without limitation, financial information that Liberty Star Nevada provides to Titanium during Titanium’s due diligence investigation of Liberty Star Nevada will be kept in strict confidence by Titanium. Likewise, all information regarding the business of Titanium including, without limitation, financial information that Titanium provides to Liberty Star Nevada during its due diligence investigation of Titanium will be kept in strict confidence by Liberty Star Nevada.

7.3
Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, Liberty Star Nevada will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity (other than Titanium) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Liberty Star Nevada, or any merger, consolidation, business combination, or similar transaction.

7.4	Titanium Name Change. Upon completion of the Merger, Titanium agrees that it will change its corporate name to “Liberty Star Gold Corp.”

ARTICLE 8.
CLOSING

8.1
Closing. The Closing shall take place on the Closing Date at the offices of the lawyers for Titanium or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may completed by the exchange of undertakings between the respective legal counsel for Liberty Star Nevada, the Principal Shareholders and Titanium, provided such undertakings are satisfactory to each party’s respective legal counsel.

8.2
Closing Deliveries of Liberty Star Nevada, Alaska Star Minerals and the Principal Shareholders. At Closing, Liberty Star Nevada, Alaska Star Minerals and the Principal Shareholders will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Titanium:

(a)
copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors and the sole shareholder of Liberty Star Nevada evidencing approval of this Agreement and the Merger;

	(b)	the certificates required by Section 6.1(a);

	(c)	the Articles of Merger duly executed by Liberty Star Nevada and any other Liberty Star Nevada Merger Documents, each duly executed by Liberty Star Nevada, as required to give effect to the Merger; and

	(d)	share certificates representing all Liberty Star Gold Shares in the name of Alaska Star Minerals.

8.3	Closing Deliveries of Titanium. At Closing, Titanium will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Liberty Star Nevada:

(a)
copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors of Titanium and the shareholder and directors of Titanium Sub evidencing approval of this Agreement and the Merger;

(b)	the certificates required by Section 6.2(a);

(c)	the Articles of Merger duly executed by Titanium Sub and any other Titanium Merger Documents, each duly executed by Titanium and Titanium Sub, as required to give effect to the Merger; and

(d)
share certificates representing the 17,500,000 shares of Titanium Common Stock to be issued upon consummation of the Merger in the name of Alaska Star Minerals endorsed with the legend contemplated by this Agreement.

ARTICLE 9.
TERMINATION

9.1	Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

	(a)	mutual agreement of Titanium, Titanium Sub and Liberty Star Nevada;

(b)
Titanium, if there has been a breach by Liberty Star Nevada, Alaska Star Minerals or the Principal Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Liberty Star Nevada, Alaska Star Minerals or the Principal Shareholders that is not cured, to the reasonable satisfaction of Titanium, within ten business days after notice of such breach is given by Titanium (except that no cure period will be provided for a breach by Liberty Star Nevada, Alaska Star Minerals or the Principal Shareholders that by its nature cannot be cured);

(c)
Liberty Star Nevada, if there has been a breach by Titanium of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Titanium that is not cured by the breaching party, to the reasonable satisfaction of Liberty Star Nevada, within ten business days after notice of such breach is given by Liberty Star Nevada (except that no cure period will be provided for a breach by Titanium that by its nature cannot be cured);

	(d)	Titanium or Liberty Star Nevada, if the Merger contemplated by this Agreement have not been consummated prior to February 27, 2003, unless the parties agree to extend such date; or

(e)
Titanium or Liberty Star Nevada if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Merger contemplated by this Agreement has become final and nonappealable.

9.2
Effect of Termination. In the event of the termination of this Agreement as provided in Section 9.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations

ARTICLE 10.
MISCELLANEOUS PROVISIONS

10.1
Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing Date and continue in full force and effect until one (1) year after the Closing Date.

10.2
Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

10.3	Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

10.4
Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Merger contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

10.5
Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Merger Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

10.6
Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to the Principal Shareholders, Liberty Star Gold Corp. or Alaska Star Minerals:

2766 North Country Club Road
Tucson, Arizona 85716
Attention: James Briscoe
Telephone: 520-721-1375
Facsimile: 520-884-1118

With a copy (which will not constitute notice) to:

Steven L. Bosse
Gabroy, Rollman & Bosse, P.C.
3507 N. Campbell Avenue, #111
Tucson, Arizona 85719

Telephone: 520-320-1300
Facsimile: 520-320-0717

If to Titanium:

TITANIUM INTELLIGENCE, INC.
#600 - 625 Howe Street
Vancouver, British Columbia
Attention: Gary Musil, President
Telephone: 604-683-6648
Facsimile: 604-683-1350

With a copy (which will not constitute notice) to: Michael H. Taylor, Esq. O'Neill & Taylor PLLC Suite 1010, 435 Martin Street, Blaine, Washington 98230 Facsimile: (330) 332-2291

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

10.7	Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

10.8	Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

10.9	Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

10.10	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

10.11
Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

10.12
Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

10.13	Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

10.14	Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

SIGNED, SEALED AND DELIVERED
BY JAMES BRISCOE in the presence of:

Signature of Witness

5610 E. Butler Lane
Tucson, AZ
85712
/s/ James Briscoe
Address of Witness
JAMES BRISCOE

SIGNED, SEALED AND DELIVERED
BY PAUL MATYSEK in the presence of:

Signature of Witness
/s/ Paul Matysek
570 Forest Drive Port Moody, B.C. V2H 1J2
PAUL MATYSEK

Address of Witness

ALASKA STAR MINERALS LLC
An Arizona LLC by its authorized signatories:

/s/ James Briscoe

James Briscoe

/s/ Paul Matysek

Paul Matysek

LIBERTY STAR GOLD CORP.
a Nevada corporation by its authorized signatory:

/s/ James Briscoe

Signature of Authorized Signatory

James Briscoe

Name of Authorized Signatory

President

Position of Authorized Signatory

TITANIUM INTELLIGENCE, INC.
a Nevada corporation by its authorized signatory:

/s/ Gary Musil

Signature of Authorized Signatory

Gary Musil

Name of Authorized Signatory

President/Director

Position of Authorized Signatory

LIBERTY STAR ACQUISITION CORP.
a Nevada corporation by its authorized signatory:

/s/ Gary Musil

Signature of Authorized Signatory

Gary Musil

Name of Authorized Signatory

President/Director

Position of Authorized Signatory

SCHEDULE A

DESCRIPTION OF ALASKA STATE MINERAL CLAIMS

Schedule A to the Agreement and Plan of Merger dated effective January 19, 2004:
"BC 1 through BC 943"
State of Alaska MTRSC Full Quarter Section Mining Claims
Iliamna Recording District, Seward Meridian, Alaska

Claim Name	Location Date	Recording Date	Recording District	Document Number	Twnshp	Range	Sec.	Qtr Sec
BC 1	14-Dec-2003	31-Dec-2003	Iliamna	2003-000496-0 (5 pages)	5S	38W	11	SW
BC 2	14-Dec-2003	31-Dec-2003	Iliamna	2003-000496-1	5S	38W	11	SE
BC 3	14-Dec-2003	31-Dec-2003	Iliamna	2003-000497-0	5S	38W	12	SW
BC 4	14-Dec-2003	31-Dec-2003	Iliamna	2003-000498-0	5S	38W	12	SE
BC 5	14-Dec-2003	31-Dec-2003	Iliamna	2003-000499-0	5S	37W	7	SW
BC 6	14-Dec-2003	31-Dec-2003	Iliamna	2003-000500-0	5S	37W	7	SE
BC 7	14-Dec-2003	31-Dec-2003	Iliamna	2003-000501-0	5S	37W	8	SW
BC 8	14-Dec-2003	31-Dec-2003	Iliamna	2003-000502-0	5S	37W	8	SE
BC 9	14-Dec-2003	31-Dec-2003	Iliamna	2003-000503-0	5S	37W	9	SW
BC 10	14-Dec-2003	31-Dec-2003	Iliamna	2003-000504-0	5S	37W	9	SE
BC 11	14-Dec-2003	31-Dec-2003	Iliamna	2003-000505-0	5S	38W	11	NW
BC 12	14-Dec-2003	31-Dec-2003	Iliamna	2003-000506-0	5S	38W	11	NE
BC 13	14-Dec-2003	31-Dec-2003	Iliamna	2003-000507-0	5S	38W	12	NW
BC 14	14-Dec-2003	31-Dec-2003	Iliamna	2003-000508-0	5S	38W	12	NE
BC 15	14-Dec-2003	31-Dec-2003	Iliamna	2003-000509-0	5S	37W	7	NW
BC 16	14-Dec-2003	31-Dec-2003	Iliamna	2003-000510-0	5S	37W	7	NE
BC 17	14-Dec-2003	31-Dec-2003	Iliamna	2003-000511-0	5S	37W	8	NW
BC 18	14-Dec-2003	31-Dec-2003	Iliamna	2003-000512-0	5S	37W	8	NE
BC 19	14-Dec-2003	31-Dec-2003	Iliamna	2003-000513-0	5S	37W	9	NW
BC 20	14-Dec-2003	31-Dec-2003	Iliamna	2003-000514-0	5S	37W	9	NE
BC 21	14-Dec-2003	31-Dec-2003	Iliamna	2003-000515-0	5S	38W	2	SW
BC 22	14-Dec-2003	31-Dec-2003	Iliamna	2003-000516-0	5S	38W	2	SE
BC 23	14-Dec-2003	31-Dec-2003	Iliamna	2003-000517-0	5S	38W	1	SW
BC 24	14-Dec-2003	31-Dec-2003	Iliamna	2003-000518-0	5S	38W	1	SE
BC 25	14-Dec-2003	31-Dec-2003	Iliamna	2003-000519-0	5S	37W	6	SW
BC 26	14-Dec-2003	31-Dec-2003	Iliamna	2003-000520-0	5S	37W	6	SE
BC 27	14-Dec-2003	31-Dec-2003	Iliamna	2003-000521-0	5S	37W	5	SW
BC 28	14-Dec-2003	31-Dec-2003	Iliamna	2003-000522-0	5S	37W	5	SE
BC 29	14-Dec-2003	31-Dec-2003	Iliamna	2003-000523-0	5S	37W	4	SW
BC 30	14-Dec-2003	31-Dec-2003	Iliamna	2003-000524-0	5S	37W	4	SE
BC 31	14-Dec-2003	31-Dec-2003	Iliamna	2003-000525-0	5S	38W	2	NW
BC 32	14-Dec-2003	31-Dec-2003	Iliamna	2003-000526-0	5S	38W	2	NE
BC 33	14-Dec-2003	31-Dec-2003	Iliamna	2003-000527-0	5S	38W	1	NW
BC 34	14-Dec-2003	31-Dec-2003	Iliamna	2003-000528-0	5S	38W	1	NE
BC 35	14-Dec-2003	31-Dec-2003	Iliamna	2003-000529-0	5S	37W	6	NW
BC 36	14-Dec-2003	31-Dec-2003	Iliamna	2003-000530-0	5S	37W	6	NE
BC 37	14-Dec-2003	31-Dec-2003	Iliamna	2003-000531-0	5S	37W	5	NW
BC 38	14-Dec-2003	31-Dec-2003	Iliamna	2003-000532-0	5S	37W	5	NE
BC 39	14-Dec-2003	31-Dec-2003	Iliamna	2003-000533-0	5S	37W	4	NW

Exhibit A

BC 40	14-Dec-2003	31-Dec-2003	Iliamna	2003-000534-0	5S	37W	4	NE
BC 41	14-Dec-2003	31-Dec-2003	Iliamna	2003-000535-0	4S	38W	35	SW
BC 42	14-Dec-2003	31-Dec-2003	Iliamna	2003-000536-0	4S	38W	35	SE
BC 43	14-Dec-2003	31-Dec-2003	Iliamna	2003-000537-0	4S	38W	36	SW
BC 44	14-Dec-2003	31-Dec-2003	Iliamna	2003-000538-0	4S	38W	36	SE
BC 45	14-Dec-2003	31-Dec-2003	Iliamna	2003-000539-0	4S	37W	31	SW
BC 46	14-Dec-2003	31-Dec-2003	Iliamna	2003-000540-0	4S	37W	31	SE
BC 47	14-Dec-2003	31-Dec-2003	Iliamna	2003-000541-0	4S	37W	32	SW
BC 48	14-Dec-2003	31-Dec-2003	Iliamna	2003-000542-0	4S	37W	32	SE
BC 49	14-Dec-2003	31-Dec-2003	Iliamna	2003-000543-0	4S	37W	33	SW
BC 50	14-Dec-2003	31-Dec-2003	Iliamna	2003-000544-0	4S	37W	33	SE
BC 51	14-Dec-2003	31-Dec-2003	Iliamna	2003-000545-0	4S	37W	34	SW
BC 52	14-Dec-2003	31-Dec-2003	Iliamna	2003-000546-0	4S	37W	34	SE
BC 53	14-Dec-2003	31-Dec-2003	Iliamna	2003-000547-0	4S	37W	35	SW
BC 54	14-Dec-2003	31-Dec-2003	Iliamna	2003-000548-0	4S	37W	35	SE
BC 55	14-Dec-2003	31-Dec-2003	Iliamna	2003-000549-0	4S	37W	36	SW
BC 56	14-Dec-2003	31-Dec-2003	Iliamna	2003-000550-0	4S	38W	35	NW
BC 57	14-Dec-2003	31-Dec-2003	Iliamna	2003-000551-0	4S	38W	35	NE
BC 58	14-Dec-2003	31-Dec-2003	Iliamna	2003-000552-0	4S	38W	36	NW
BC 59	14-Dec-2003	31-Dec-2003	Iliamna	2003-000553-0	4S	38W	36	NE
BC 60	14-Dec-2003	31-Dec-2003	Iliamna	2003-000554-0	4S	37W	31	NW
BC 61	14-Dec-2003	31-Dec-2003	Iliamna	2003-000555-0	4S	37W	31	NE
BC 62	14-Dec-2003	31-Dec-2003	Iliamna	2003-000556-0	4S	37W	32	NW
BC 63	14-Dec-2003	31-Dec-2003	Iliamna	2003-000557-0	4S	37W	32	NE
BC 64	14-Dec-2003	31-Dec-2003	Iliamna	2003-000558-0	4S	37W	33	NW
BC 65	14-Dec-2003	31-Dec-2003	Iliamna	2003-000559-0	4S	37W	33	NE
BC 66	14-Dec-2003	31-Dec-2003	Iliamna	2003-000560-0	4S	37W	34	NW
BC 67	14-Dec-2003	31-Dec-2003	Iliamna	2003-000561-0	4S	37W	34	NE
BC 68	14-Dec-2003	31-Dec-2003	Iliamna	2003-000562-0	4S	37W	35	NW
BC 69	14-Dec-2003	31-Dec-2003	Iliamna	2003-000563-0	4S	37W	35	NE
BC 70	14-Dec-2003	31-Dec-2003	Iliamna	2003-000564-0	4S	37W	36	NW
BC 71	14-Dec-2003	31-Dec-2003	Iliamna	2003-000565-0	4S	38W	26	SW
BC 72	14-Dec-2003	31-Dec-2003	Iliamna	2003-000566-0	4S	38W	26	SE
BC 73	14-Dec-2003	31-Dec-2003	Iliamna	2003-000567-0	4S	38W	25	SW
BC 74	14-Dec-2003	31-Dec-2003	Iliamna	2003-000568-0	4S	38W	25	SE
BC 75	14-Dec-2003	31-Dec-2003	Iliamna	2003-000569-0	4S	37W	30	SW
BC 76	14-Dec-2003	31-Dec-2003	Iliamna	2003-000570-0	4S	37W	30	SE
BC 77	14-Dec-2003	31-Dec-2003	Iliamna	2003-000571-0	4S	37W	29	SW
BC 78	14-Dec-2003	31-Dec-2003	Iliamna	2003-000572-0	4S	37W	29	SE
BC 79	14-Dec-2003	31-Dec-2003	Iliamna	2003-000573-0	4S	37W	28	SW
BC 80	14-Dec-2003	31-Dec-2003	Iliamna	2003-000574-0	4S	37W	28	SE
BC 81	14-Dec-2003	31-Dec-2003	Iliamna	2003-000575-0	4S	37W	27	SW

Exhibit A

BC 82	14-Dec-2003	31-Dec-2003	Iliamna	2003-000576-0	4S	37W	27	SE
BC 83	14-Dec-2003	31-Dec-2003	Iliamna	2003-000577-0	4S	37W	26	SW
BC 84	14-Dec-2003	31-Dec-2003	Iliamna	2003-000578-0	4S	37W	26	SE
BC 85	14-Dec-2003	31-Dec-2003	Iliamna	2003-000579-0	4S	37W	25	SW
BC 86	14-Dec-2003	31-Dec-2003	Iliamna	2003-000580-0	4S	38W	26	NW
BC 87	14-Dec-2003	31-Dec-2003	Iliamna	2003-000581-0	4S	38W	26	NE
BC 88	14-Dec-2003	31-Dec-2003	Iliamna	2003-000582-0	4S	38W	25	NW
BC 89	14-Dec-2003	31-Dec-2003	Iliamna	2003-000583-0	4S	38W	25	NE
BC 90	14-Dec-2003	31-Dec-2003	Iliamna	2003-000584-0	4S	37W	30	NW
BC 91	14-Dec-2003	31-Dec-2003	Iliamna	2003-000585-0	4S	37W	30	NE
BC 92	14-Dec-2003	31-Dec-2003	Iliamna	2003-000586-0	4S	37W	29	NW
BC 93	14-Dec-2003	31-Dec-2003	Iliamna	2003-000587-0	4S	37W	29	NE
BC 94	14-Dec-2003	31-Dec-2003	Iliamna	2003-000588-0	4S	37W	28	NW
BC 95	14-Dec-2003	31-Dec-2003	Iliamna	2003-000589-0	4S	37W	28	NE
BC 96	14-Dec-2003	31-Dec-2003	Iliamna	2003-000590-0	4S	37W	27	NW
BC 97	14-Dec-2003	31-Dec-2003	Iliamna	2003-000591-0	4S	37W	27	NE
BC 98	14-Dec-2003	31-Dec-2003	Iliamna	2003-000592-0	4S	37W	26	NW
BC 99	14-Dec-2003	31-Dec-2003	Iliamna	2003-000593-0	4S	37W	26	NE
BC 100	14-Dec-2003	31-Dec-2003	Iliamna	2003-000594-0	4S	37W	25	NW
BC 101	14-Dec-2003	31-Dec-2003	Iliamna	2003-000595-0	4S	38W	22	SW
BC 102	14-Dec-2003	31-Dec-2003	Iliamna	2003-000596-0	4S	38W	22	SE
BC 103	14-Dec-2003	31-Dec-2003	Iliamna	2003-000597-0	4S	38W	23	SW
BC 104	14-Dec-2003	31-Dec-2003	Iliamna	2003-000598-0	4S	38W	23	SE
BC 105	14-Dec-2003	31-Dec-2003	Iliamna	2003-000599-0	4S	38W	24	SW
BC 106	14-Dec-2003	31-Dec-2003	Iliamna	2003-000600-0	4S	38W	24	SE
BC 107	14-Dec-2003	31-Dec-2003	Iliamna	2003-000601-0	4S	37W	19	SW
BC 108	14-Dec-2003	31-Dec-2003	Iliamna	2003-000602-0	4S	37W	19	SE
BC 109	14-Dec-2003	31-Dec-2003	Iliamna	2003-000603-0	4S	37W	20	SW
BC 110	14-Dec-2003	31-Dec-2003	Iliamna	2003-000604-0	4S	37W	20	SE
BC 111	14-Dec-2003	31-Dec-2003	Iliamna	2003-000605-0	4S	37W	21	SW
BC 112	14-Dec-2003	31-Dec-2003	Iliamna	2003-000606-0	4S	37W	21	SE
BC 113	14-Dec-2003	31-Dec-2003	Iliamna	2003-000607-0	4S	37W	22	SW
BC 114	14-Dec-2003	31-Dec-2003	Iliamna	2003-000608-0	4S	37W	22	SE
BC 115	14-Dec-2003	31-Dec-2003	Iliamna	2003-000609-0	4S	37W	23	SW
BC 116	14-Dec-2003	31-Dec-2003	Iliamna	2003-000610-0	4S	37W	23	SE
BC 117	14-Dec-2003	31-Dec-2003	Iliamna	2003-000611-0	4S	37W	24	SW
BC 118	14-Dec-2003	31-Dec-2003	Iliamna	2003-000612-0	4S	38W	23	NE
BC 119	14-Dec-2003	31-Dec-2003	Iliamna	2003-000613-0	4S	38W	24	NW
BC 120	14-Dec-2003	31-Dec-2003	Iliamna	2003-000614-0	4S	38W	24	NE
BC 121	14-Dec-2003	31-Dec-2003	Iliamna	2003-000615-0	4S	37W	19	NW
BC 122	14-Dec-2003	31-Dec-2003	Iliamna	2003-000616-0	4S	37W	19	NE
BC 123	14-Dec-2003	31-Dec-2003	Iliamna	2003-000617-0	4S	37W	20	NW

Exhibit A

BC 124	14-Dec-2003	31-Dec-2003	Iliamna	2003-000618-0	4S	37W	20	NE
BC 125	14-Dec-2003	31-Dec-2003	Iliamna	2003-000619-0	4S	37W	21	NW
BC 126	14-Dec-2003	31-Dec-2003	Iliamna	2003-000620-0	4S	37W	21	NE
BC 127	14-Dec-2003	31-Dec-2003	Iliamna	2003-000621-0	4S	37W	22	NW
BC 128	14-Dec-2003	31-Dec-2003	Iliamna	2003-000622-0	4S	37W	22	NE
BC 129	14-Dec-2003	31-Dec-2003	Iliamna	2003-000623-0	4S	37W	23	NW
BC 130	14-Dec-2003	31-Dec-2003	Iliamna	2003-000624-0	4S	37W	23	NE
BC 131	14-Dec-2003	31-Dec-2003	Iliamna	2003-000625-0	4S	37W	24	NW
BC 132	14-Dec-2003	31-Dec-2003	Iliamna	2003-000626-0	4S	38W	14	SE
BC 133	14-Dec-2003	31-Dec-2003	Iliamna	2003-000627-0	4S	38W	13	SW
BC 134	14-Dec-2003	31-Dec-2003	Iliamna	2003-000628-0	4S	38W	13	SE
BC 135	14-Dec-2003	31-Dec-2003	Iliamna	2003-000629-0	4S	37W	18	SW
BC 136	14-Dec-2003	31-Dec-2003	Iliamna	2003-000630-0	4S	37W	18	SE
BC 137	14-Dec-2003	31-Dec-2003	Iliamna	2003-000631-0	4S	37W	17	SW
BC 138	14-Dec-2003	31-Dec-2003	Iliamna	2003-000632-0	4S	37W	17	SE
BC 139	14-Dec-2003	31-Dec-2003	Iliamna	2003-000633-0	4S	37W	16	SW
BC 140	14-Dec-2003	31-Dec-2003	Iliamna	2003-000634-0	4S	37W	16	SE
BC 141	14-Dec-2003	31-Dec-2003	Iliamna	2003-000635-0	4S	37W	15	SW
BC 142	14-Dec-2003	31-Dec-2003	Iliamna	2003-000636-0	4S	37W	15	SE
BC 143	14-Dec-2003	31-Dec-2003	Iliamna	2003-000637-0	4S	37W	14	SW
BC 144	14-Dec-2003	31-Dec-2003	Iliamna	2003-000638-0	4S	37W	14	SE
BC 145	14-Dec-2003	31-Dec-2003	Iliamna	2003-000639-0	4S	37W	13	SW
BC 146	14-Dec-2003	31-Dec-2003	Iliamna	2003-000640-0	4S	38W	14	NE
BC 147	14-Dec-2003	31-Dec-2003	Iliamna	2003-000641-0	4S	38W	13	NW
BC 148	14-Dec-2003	31-Dec-2003	Iliamna	2003-000642-0	4S	38W	13	NE
BC 149	14-Dec-2003	31-Dec-2003	Iliamna	2003-000643-0	4S	37W	18	NW
BC 150	14-Dec-2003	31-Dec-2003	Iliamna	2003-000644-0	4S	37W	18	NE
BC 151	14-Dec-2003	31-Dec-2003	Iliamna	2003-000645-0	4S	37W	17	NW
BC 152	14-Dec-2003	31-Dec-2003	Iliamna	2003-000646-0	4S	37W	17	NE
BC 153	14-Dec-2003	31-Dec-2003	Iliamna	2003-000647-0	4S	37W	16	NW
BC 154	14-Dec-2003	31-Dec-2003	Iliamna	2003-000648-0	4S	37W	16	NE
BC 155	14-Dec-2003	31-Dec-2003	Iliamna	2003-000649-0	4S	37W	15	NW
BC 156	14-Dec-2003	31-Dec-2003	Iliamna	2003-000650-0	4S	37W	15	NE
BC 157	14-Dec-2003	31-Dec-2003	Iliamna	2003-000651-0	4S	37W	14	NW
BC 158	14-Dec-2003	31-Dec-2003	Iliamna	2003-000652-0	4S	37W	14	NE
BC 159	14-Dec-2003	31-Dec-2003	Iliamna	2003-000653-0	4S	37W	13	NW
BC 160	15-Dec-2003	31-Dec-2003	Iliamna	2003-000654-0	4S	38W	10	SE
BC 161	15-Dec-2003	31-Dec-2003	Iliamna	2003-000655-0	4S	38W	11	SW
BC 162	15-Dec-2003	31-Dec-2003	Iliamna	2003-000656-0	4S	38W	11	SE
BC 163	15-Dec-2003	31-Dec-2003	Iliamna	2003-000657-0	4S	38W	12	SW
BC 164	15-Dec-2003	31-Dec-2003	Iliamna	2003-000658-0	4S	38W	12	SE
BC 165	15-Dec-2003	31-Dec-2003	Iliamna	2003-000659-0	4S	37W	7	SW

Exhibit A

BC 166	15-Dec-2003	31-Dec-2003	Iliamna	2003-000660-0	4S	37W	7	SE
BC 167	15-Dec-2003	31-Dec-2003	Iliamna	2003-000661-0	4S	37W	8	SW
BC 168	15-Dec-2003	31-Dec-2003	Iliamna	2003-000662-0	4S	37W	8	SE
BC 169	15-Dec-2003	31-Dec-2003	Iliamna	2003-000663-0	4S	37W	9	SW
BC 170	15-Dec-2003	31-Dec-2003	Iliamna	2003-000664-0	4S	37W	9	SE
BC 171	15-Dec-2003	31-Dec-2003	Iliamna	2003-000665-0	4S	37W	10	SW
BC 172	15-Dec-2003	31-Dec-2003	Iliamna	2003-000666-0	4S	37W	10	SE
BC 173	15-Dec-2003	31-Dec-2003	Iliamna	2003-000667-0	4S	38W	10	NW
BC 174	15-Dec-2003	31-Dec-2003	Iliamna	2003-000668-0	4S	38W	10	NE
BC 175	15-Dec-2003	31-Dec-2003	Iliamna	2003-000669-0	4S	38W	11	NW
BC 176	15-Dec-2003	31-Dec-2003	Iliamna	2003-000670-0	4S	38W	11	NE
BC 177	15-Dec-2003	31-Dec-2003	Iliamna	2003-000671-0	4S	38W	12	NW
BC 178	15-Dec-2003	31-Dec-2003	Iliamna	2003-000672-0	4S	38W	12	NE
BC 179	15-Dec-2003	31-Dec-2003	Iliamna	2003-000673-0	4S	37W	7	NW
BC 180	15-Dec-2003	31-Dec-2003	Iliamna	2003-000674-0	4S	37W	7	NE
BC 181	15-Dec-2003	31-Dec-2003	Iliamna	2003-000675-0	4S	37W	8	NW
BC 182	15-Dec-2003	31-Dec-2003	Iliamna	2003-000676-0	4S	37W	8	NE
BC 183	15-Dec-2003	31-Dec-2003	Iliamna	2003-000677-0	4S	37W	9	NW
BC 184	15-Dec-2003	31-Dec-2003	Iliamna	2003-000678-0	4S	37W	9	NE
BC 185	15-Dec-2003	31-Dec-2003	Iliamna	2003-000679-0	4S	37W	10	NW
BC 186	15-Dec-2003	31-Dec-2003	Iliamna	2003-000680-0	4S	37W	10	NE
BC 187	15-Dec-2003	31-Dec-2003	Iliamna	2003-000681-0	4S	38W	5	SE
BC 188	15-Dec-2003	31-Dec-2003	Iliamna	2003-000682-0	4S	38W	4	SW
BC 189	15-Dec-2003	31-Dec-2003	Iliamna	2003-000683-0	4S	38W	4	SE
BC 190	15-Dec-2003	31-Dec-2003	Iliamna	2003-000684-0	4S	38W	3	SW
BC 191	15-Dec-2003	31-Dec-2003	Iliamna	2003-000685-0	4S	38W	3	SE
BC 192	15-Dec-2003	31-Dec-2003	Iliamna	2003-000686-0	4S	38W	2	SW
BC 193	15-Dec-2003	31-Dec-2003	Iliamna	2003-000687-0	4S	38W	2	SE
BC 194	15-Dec-2003	31-Dec-2003	Iliamna	2003-000688-0	4S	38W	1	SW
BC 195	15-Dec-2003	31-Dec-2003	Iliamna	2003-000689-0	4S	38W	1	SE
BC 196	15-Dec-2003	31-Dec-2003	Iliamna	2003-000690-0	4S	37W	6	SW
BC 197	15-Dec-2003	31-Dec-2003	Iliamna	2003-000691-0	4S	37W	6	SE
BC 198	15-Dec-2003	31-Dec-2003	Iliamna	2003-000692-0	4S	37W	5	SW
BC 199	15-Dec-2003	31-Dec-2003	Iliamna	2003-000693-0	4S	37W	5	SE
BC 200	15-Dec-2003	31-Dec-2003	Iliamna	2003-000694-0	4S	37W	4	SW
BC 201	15-Dec-2003	31-Dec-2003	Iliamna	2003-000695-0	4S	37W	4	SE
BC 202	15-Dec-2003	31-Dec-2003	Iliamna	2003-000696-0	4S	38W	5	NE
BC 203	15-Dec-2003	31-Dec-2003	Iliamna	2003-000697-0	4S	38W	4	NW
BC 204	15-Dec-2003	31-Dec-2003	Iliamna	2003-000698-0	4S	38W	4	NE
BC 205	15-Dec-2003	31-Dec-2003	Iliamna	2003-000699-0	4S	38W	3	NW
BC 206	15-Dec-2003	31-Dec-2003	Iliamna	2003-000700-0	4S	38W	3	NE
BC 207	15-Dec-2003	31-Dec-2003	Iliamna	2003-000701-0	4S	38W	2	NW

Exhibit A

BC 208	15-Dec-2003	31-Dec-2003	Iliamna	2003-000702-0	4S	38W	2	NE
BC 209	15-Dec-2003	31-Dec-2003	Iliamna	2003-000703-0	4S	38W	1	NW
BC 210	15-Dec-2003	31-Dec-2003	Iliamna	2003-000704-0	4S	38W	1	NE
BC 211	15-Dec-2003	31-Dec-2003	Iliamna	2003-000705-0	4S	37W	6	NW
BC 212	15-Dec-2003	31-Dec-2003	Iliamna	2003-000706-0	4S	37W	6	NE
BC 213	15-Dec-2003	31-Dec-2003	Iliamna	2003-000707-0	4S	37W	5	NW
BC 214	15-Dec-2003	31-Dec-2003	Iliamna	2003-000708-0	4S	37W	5	NE
BC 215	15-Dec-2003	31-Dec-2003	Iliamna	2003-000709-0	4S	37W	4	NW
BC 216	15-Dec-2003	31-Dec-2003	Iliamna	2003-000710-0	4S	37W	4	NE
BC 217	15-Dec-2003	31-Dec-2003	Iliamna	2003-000711-0	3S	38W	33	SW
BC 218	15-Dec-2003	31-Dec-2003	Iliamna	2003-000712-0	3S	38W	33	SE
BC 219	15-Dec-2003	31-Dec-2003	Iliamna	2003-000713-0	3S	38W	34	SW
BC 220	15-Dec-2003	31-Dec-2003	Iliamna	2003-000714-0	3S	38W	34	SE
BC 221	15-Dec-2003	31-Dec-2003	Iliamna	2003-000715-0	3S	38W	35	SW
BC 222	15-Dec-2003	31-Dec-2003	Iliamna	2003-000716-0	3S	38W	35	SE
BC 223	15-Dec-2003	31-Dec-2003	Iliamna	2003-000717-0	3S	38W	36	SW
BC 224	15-Dec-2003	31-Dec-2003	Iliamna	2003-000718-0	3S	38W	36	SE
BC 225	15-Dec-2003	31-Dec-2003	Iliamna	2003-000719-0	3S	37W	31	SW
BC 226	15-Dec-2003	31-Dec-2003	Iliamna	2003-000720-0	3S	37W	31	SE
BC 227	15-Dec-2003	31-Dec-2003	Iliamna	2003-000721-0	3S	37W	32	SW
BC 228	15-Dec-2003	31-Dec-2003	Iliamna	2003-000722-0	3S	38W	33	NW
BC 229	15-Dec-2003	31-Dec-2003	Iliamna	2003-000723-0	3S	38W	33	NE
BC 230	15-Dec-2003	31-Dec-2003	Iliamna	2003-000724-0	3S	38W	34	NW
BC 231	15-Dec-2003	31-Dec-2003	Iliamna	2003-000725-0	3S	38W	34	NE
BC 232	15-Dec-2003	31-Dec-2003	Iliamna	2003-000726-0	3S	38W	35	NW
BC 233	15-Dec-2003	31-Dec-2003	Iliamna	2003-000727-0	3S	38W	35	NE
BC 234	15-Dec-2003	31-Dec-2003	Iliamna	2003-000728-0	3S	38W	36	NW
BC 235	15-Dec-2003	31-Dec-2003	Iliamna	2003-000729-0	3S	38W	36	NE
BC 236	15-Dec-2003	31-Dec-2003	Iliamna	2003-000730-0	3S	37W	31	NW
BC 237	15-Dec-2003	31-Dec-2003	Iliamna	2003-000731-0	3S	37W	31	NE
BC 238	15-Dec-2003	31-Dec-2003	Iliamna	2003-000732-0	3S	37W	32	NW
BC 239	15-Dec-2003	31-Dec-2003	Iliamna	2003-000733-0	3S	38W	28	SW
BC 240	15-Dec-2003	31-Dec-2003	Iliamna	2003-000734-0	3S	38W	28	SE
BC 241	15-Dec-2003	31-Dec-2003	Iliamna	2003-000735-0	3S	38W	27	SW
BC 242	15-Dec-2003	31-Dec-2003	Iliamna	2003-000736-0	3S	38W	27	SE
BC 243	15-Dec-2003	31-Dec-2003	Iliamna	2003-000737-0	3S	38W	26	SW
BC 244	15-Dec-2003	31-Dec-2003	Iliamna	2003-000738-0	3S	38W	26	SE
BC 245	15-Dec-2003	31-Dec-2003	Iliamna	2003-000739-0	3S	38W	25	SW
BC 246	15-Dec-2003	31-Dec-2003	Iliamna	2003-000740-0	3S	38W	25	SE
BC 247	15-Dec-2003	31-Dec-2003	Iliamna	2003-000741-0	3S	37W	30	SW
BC 248	15-Dec-2003	31-Dec-2003	Iliamna	2003-000742-0	3S	37W	30	SE
BC 249	15-Dec-2003	31-Dec-2003	Iliamna	2003-000743-0	3S	37W	29	SW

Exhibit A

BC 250	16-Dec-2003	31-Dec-2003	Iliamna	2003-000744-0	3S	38W	29	NE
BC 251	16-Dec-2003	31-Dec-2003	Iliamna	2003-000745-0	3S	38W	28	NW
BC 252	16-Dec-2003	31-Dec-2003	Iliamna	2003-000746-0	3S	38W	28	NE
BC 253	16-Dec-2003	31-Dec-2003	Iliamna	2003-000747-0	3S	38W	27	NW
BC 254	16-Dec-2003	31-Dec-2003	Iliamna	2003-000748-0	3S	38W	27	NE
BC 255	16-Dec-2003	31-Dec-2003	Iliamna	2003-000749-0	3S	38W	26	NW
BC 256	16-Dec-2003	31-Dec-2003	Iliamna	2003-000750-0	3S	38W	26	NE
BC 257	16-Dec-2003	31-Dec-2003	Iliamna	2003-000751-0	3S	38W	25	NW
BC 258	16-Dec-2003	31-Dec-2003	Iliamna	2003-000752-0	3S	38W	25	NE
BC 259	16-Dec-2003	31-Dec-2003	Iliamna	2003-000753-0	3S	37W	30	NW
BC 260	16-Dec-2003	31-Dec-2003	Iliamna	2003-000754-0	3S	37W	30	NE
BC 261	16-Dec-2003	31-Dec-2003	Iliamna	2003-000755-0	3S	38W	20	SE
BC 262	16-Dec-2003	31-Dec-2003	Iliamna	2003-000756-0	3S	38W	21	SW
BC 263	16-Dec-2003	31-Dec-2003	Iliamna	2003-000757-0	3S	38W	21	SE
BC 264	16-Dec-2003	31-Dec-2003	Iliamna	2003-000758-0	3S	38W	22	SW
BC 265	16-Dec-2003	31-Dec-2003	Iliamna	2003-000759-0	3S	38W	22	SE
BC 266	16-Dec-2003	31-Dec-2003	Iliamna	2003-000760-0	3S	38W	23	SW
BC 267	16-Dec-2003	31-Dec-2003	Iliamna	2003-000761-0	3S	38W	23	SE
BC 268	16-Dec-2003	31-Dec-2003	Iliamna	2003-000762-0	3S	38W	24	SW
BC 269	16-Dec-2003	31-Dec-2003	Iliamna	2003-000763-0	3S	38W	24	SE
BC 270	16-Dec-2003	31-Dec-2003	Iliamna	2003-000764-0	3S	37W	19	SW
BC 271	16-Dec-2003	31-Dec-2003	Iliamna	2003-000765-0	3S	37W	19	SE
BC 272	16-Dec-2003	31-Dec-2003	Iliamna	2003-000766-0	3S	38W	20	NE
BC 273	16-Dec-2003	31-Dec-2003	Iliamna	2003-000767-0	3S	38W	21	NW
BC 274	16-Dec-2003	31-Dec-2003	Iliamna	2003-000768-0	3S	38W	21	NE
BC 275	16-Dec-2003	31-Dec-2003	Iliamna	2003-000769-0	3S	38W	22	NW
BC 276	16-Dec-2003	31-Dec-2003	Iliamna	2003-000770-0	3S	38W	22	NE
BC 277	16-Dec-2003	31-Dec-2003	Iliamna	2003-000771-0	3S	38W	23	NW
BC 278	16-Dec-2003	31-Dec-2003	Iliamna	2003-000772-0	3S	38W	23	NE
BC 279	16-Dec-2003	31-Dec-2003	Iliamna	2003-000773-0	3S	38W	24	NW
BC 280	16-Dec-2003	31-Dec-2003	Iliamna	2003-000774-0	3S	38W	24	NE
BC 281	16-Dec-2003	31-Dec-2003	Iliamna	2003-000775-0	3S	37W	19	NW
BC 282	16-Dec-2003	31-Dec-2003	Iliamna	2003-000776-0	3S	37W	19	NE
BC 283	16-Dec-2003	31-Dec-2003	Iliamna	2003-000777-0	3S	38W	17	SE
BC 284	16-Dec-2003	31-Dec-2003	Iliamna	2003-000778-0	3S	38W	16	SW
BC 285	16-Dec-2003	31-Dec-2003	Iliamna	2003-000779-0	3S	38W	16	SE
BC 286	16-Dec-2003	31-Dec-2003	Iliamna	2003-000780-0	3S	38W	15	SW
BC 287	16-Dec-2003	31-Dec-2003	Iliamna	2003-000781-0	3S	38W	15	SE
BC 288	16-Dec-2003	31-Dec-2003	Iliamna	2003-000782-0	3S	38W	14	SW
BC 289	16-Dec-2003	31-Dec-2003	Iliamna	2003-000783-0	3S	38W	14	SE
BC 290	16-Dec-2003	31-Dec-2003	Iliamna	2003-000784-0	3S	38W	13	SW
BC 291	16-Dec-2003	31-Dec-2003	Iliamna	2003-000785-0	3S	38W	13	SE

Exhibit A

BC 292	16-Dec-2003	31-Dec-2003	Iliamna	2003-000786-0	3S	37W	18	SW
BC 293	16-Dec-2003	31-Dec-2003	Iliamna	2003-000787-0	3S	37W	18	SE
BC 294	16-Dec-2003	31-Dec-2003	Iliamna	2003-000788-0	3S	38W	17	NE
BC 295	16-Dec-2003	31-Dec-2003	Iliamna	2003-000789-0	3S	38W	16	NW
BC 296	16-Dec-2003	31-Dec-2003	Iliamna	2003-000790-0	3S	38W	16	NE
BC 297	16-Dec-2003	31-Dec-2003	Iliamna	2003-000791-0	3S	38W	15	NW
BC 298	16-Dec-2003	31-Dec-2003	Iliamna	2003-000792-0	3S	38W	15	NE
BC 299	16-Dec-2003	31-Dec-2003	Iliamna	2003-000793-0	3S	38W	14	NW
BC 300	16-Dec-2003	31-Dec-2003	Iliamna	2003-000794-0	3S	38W	14	NE
BC 301	16-Dec-2003	31-Dec-2003	Iliamna	2003-000795-0	3S	38W	13	NW
BC 302	16-Dec-2003	31-Dec-2003	Iliamna	2003-000796-0	3S	38W	13	NE
BC 303	16-Dec-2003	31-Dec-2003	Iliamna	2003-000797-0	3S	37W	18	NW
BC 304	16-Dec-2003	31-Dec-2003	Iliamna	2003-000798-0	3S	37W	18	NE
BC 305	16-Dec-2003	31-Dec-2003	Iliamna	2003-000799-0	3S	38W	8	SE
BC 306	16-Dec-2003	31-Dec-2003	Iliamna	2003-000800-0	3S	38W	9	SW
BC 307	16-Dec-2003	31-Dec-2003	Iliamna	2003-000801-0	3S	38W	9	SE
BC 308	16-Dec-2003	31-Dec-2003	Iliamna	2003-000802-0	3S	38W	10	SW
BC 309	16-Dec-2003	31-Dec-2003	Iliamna	2003-000803-0	3S	38W	10	SE
BC 310	16-Dec-2003	31-Dec-2003	Iliamna	2003-000804-0	3S	38W	11	SW
BC 311	16-Dec-2003	31-Dec-2003	Iliamna	2003-000805-0	3S	38W	11	SE
BC 312	16-Dec-2003	31-Dec-2003	Iliamna	2003-000806-0	3S	38W	12	SW
BC 313	16-Dec-2003	31-Dec-2003	Iliamna	2003-000807-0	3S	38W	12	SE
BC 314	16-Dec-2003	31-Dec-2003	Iliamna	2003-000808-0	3S	37W	7	SW
BC 315	16-Dec-2003	31-Dec-2003	Iliamna	2003-000809-0	3S	37W	7	SE
BC 316	16-Dec-2003	31-Dec-2003	Iliamna	2003-000810-0	3S	38W	8	NE
BC 317	16-Dec-2003	31-Dec-2003	Iliamna	2003-000811-0	3S	38W	9	NW
BC 318	16-Dec-2003	31-Dec-2003	Iliamna	2003-000812-0	3S	38W	9	NE
BC 319	16-Dec-2003	31-Dec-2003	Iliamna	2003-000813-0	3S	38W	10	NW
BC 320	16-Dec-2003	31-Dec-2003	Iliamna	2003-000814-0	3S	38W	10	NE
BC 321	16-Dec-2003	31-Dec-2003	Iliamna	2003-000815-0	3S	38W	11	NW
BC 322	16-Dec-2003	31-Dec-2003	Iliamna	2003-000816-0	3S	38W	11	NE
BC 323	16-Dec-2003	31-Dec-2003	Iliamna	2003-000817-0	3S	38W	12	NW
BC 324	16-Dec-2003	31-Dec-2003	Iliamna	2003-000818-0	3S	38W	12	NE
BC 325	16-Dec-2003	31-Dec-2003	Iliamna	2003-000819-0	3S	37W	7	NW
BC 326	16-Dec-2003	31-Dec-2003	Iliamna	2003-000820-0	3S	37W	7	NE
BC 327	16-Dec-2003	31-Dec-2003	Iliamna	2003-000821-0	3S	38W	5	SE
BC 328	16-Dec-2003	31-Dec-2003	Iliamna	2003-000822-0	3S	38W	4	SW
BC 329	16-Dec-2003	31-Dec-2003	Iliamna	2003-000823-0	3S	38W	4	SE
BC 330	16-Dec-2003	31-Dec-2003	Iliamna	2003-000824-0	3S	38W	3	SW
BC 331	16-Dec-2003	31-Dec-2003	Iliamna	2003-000825-0	3S	38W	3	SE
BC 332	16-Dec-2003	31-Dec-2003	Iliamna	2003-000826-0	3S	38W	2	SW
BC 333	16-Dec-2003	31-Dec-2003	Iliamna	2003-000827-0	3S	38W	2	SE

Exhibit A

BC 334	16-Dec-2003	31-Dec-2003	Iliamna	2003-000828-0	3S	38W	1	SW
BC 335	16-Dec-2003	31-Dec-2003	Iliamna	2003-000829-0	3S	38W	1	SE
BC 336	16-Dec-2003	31-Dec-2003	Iliamna	2003-000830-0	3S	37W	6	SW
BC 337	16-Dec-2003	31-Dec-2003	Iliamna	2003-000831-0	3S	37W	6	SE
BC 338	15-Dec-2003	31-Dec-2003	Iliamna	2003-000832-0	3S	35W	6	SW
BC 339	15-Dec-2003	31-Dec-2003	Iliamna	2003-000833-0	3S	35W	6	SE
BC 340	16-Dec-2003	31-Dec-2003	Iliamna	2003-000834-0	3S	38W	5	NE
BC 341	16-Dec-2003	31-Dec-2003	Iliamna	2003-000835-0	3S	38W	4	NW
BC 342	16-Dec-2003	31-Dec-2003	Iliamna	2003-000836-0	3S	38W	4	NE
BC 343	16-Dec-2003	31-Dec-2003	Iliamna	2003-000837-0	3S	38W	3	NW
BC 344	16-Dec-2003	31-Dec-2003	Iliamna	2003-000838-0	3S	38W	3	NE
BC 345	16-Dec-2003	31-Dec-2003	Iliamna	2003-000839-0	3S	38W	2	NW
BC 346	16-Dec-2003	31-Dec-2003	Iliamna	2003-000840-0	3S	38W	2	NE
BC 347	16-Dec-2003	31-Dec-2003	Iliamna	2003-000841-0	3S	38W	1	NW
BC 348	16-Dec-2003	31-Dec-2003	Iliamna	2003-000842-0	3S	38W	1	NE
BC 349	16-Dec-2003	31-Dec-2003	Iliamna	2003-000843-0	3S	37W	6	NW
BC 350	16-Dec-2003	31-Dec-2003	Iliamna	2003-000844-0	3S	37W	6	NE
BC 351	15-Dec-2003	31-Dec-2003	Iliamna	2003-000845-0	3S	35W	6	NW
BC 352	15-Dec-2003	31-Dec-2003	Iliamna	2003-000846-0	3S	35W	6	NE
BC 353	15-Dec-2003	31-Dec-2003	Iliamna	2003-000847-0	3S	35W	4	NE
BC 354	15-Dec-2003	31-Dec-2003	Iliamna	2003-000848-0	3S	35W	3	Nw
BC 355	15-Dec-2003	31-Dec-2003	Iliamna	2003-000849-0	3S	35W	3	NE
BC 356	16-Dec-2003	31-Dec-2003	Iliamna	2003-000850-0	2S	38W	32	SE
BC 357	16-Dec-2003	31-Dec-2003	Iliamna	2003-000851-0	2S	38W	33	SW
BC 358	16-Dec-2003	31-Dec-2003	Iliamna	2003-000852-0	2S	38W	33	SE
BC 359	16-Dec-2003	31-Dec-2003	Iliamna	2003-000853-0	2S	38W	34	SW
BC 360	16-Dec-2003	31-Dec-2003	Iliamna	2003-000854-0	2S	38W	34	SE
BC 361	16-Dec-2003	31-Dec-2003	Iliamna	2003-000855-0	2S	38W	35	SW
BC 362	16-Dec-2003	31-Dec-2003	Iliamna	2003-000856-0	2S	38W	35	SE
BC 363	16-Dec-2003	31-Dec-2003	Iliamna	2003-000857-0	2S	38W	36	SW
BC 364	16-Dec-2003	31-Dec-2003	Iliamna	2003-000858-0	2S	38W	36	SE
BC 365	16-Dec-2003	31-Dec-2003	Iliamna	2003-000859-0	2S	37W	31	SW
BC 366	16-Dec-2003	31-Dec-2003	Iliamna	2003-000860-0	2S	37W	31	SE
BC 367	15-Dec-2003	31-Dec-2003	Iliamna	2003-000861-0	2S	35W	31	SW
BC 368	15-Dec-2003	31-Dec-2003	Iliamna	2003-000862-0	2S	35W	31	SE
BC 369	15-Dec-2003	31-Dec-2003	Iliamna	2003-000863-0	2S	35W	32	SW
BC 370	15-Dec-2003	31-Dec-2003	Iliamna	2003-000864-0	2S	35W	32	SE
BC 371	15-Dec-2003	31-Dec-2003	Iliamna	2003-000865-0	2S	35W	33	SW
BC 372	15-Dec-2003	31-Dec-2003	Iliamna	2003-000866-0	2S	35W	33	SE
BC 373	15-Dec-2003	31-Dec-2003	Iliamna	2003-000867-0	2S	35W	34	SW
BC 374	15-Dec-2003	31-Dec-2003	Iliamna	2003-000868-0	2S	35W	34	SE
BC 375	16-Dec-2003	31-Dec-2003	Iliamna	2003-000869-0	2S	38W	32	NE

Exhibit A

BC 376	16-Dec-2003	31-Dec-2003	Iliamna	2003-000870-0	2S	38W	33	NW
BC 377	16-Dec-2003	31-Dec-2003	Iliamna	2003-000871-0	2S	38W	33	NE
BC 378	16-Dec-2003	31-Dec-2003	Iliamna	2003-000872-0	2S	38W	34	NW
BC 379	16-Dec-2003	31-Dec-2003	Iliamna	2003-000873-0	2S	38W	34	NE
BC 380	16-Dec-2003	31-Dec-2003	Iliamna	2003-000874-0	2S	38W	35	NW
BC 381	16-Dec-2003	31-Dec-2003	Iliamna	2003-000875-0	2S	38W	35	NE
BC 382	16-Dec-2003	31-Dec-2003	Iliamna	2003-000876-0	2S	38W	36	NW
BC 383	16-Dec-2003	31-Dec-2003	Iliamna	2003-000877-0	2S	38W	36	NE
BC 384	16-Dec-2003	31-Dec-2003	Iliamna	2003-000878-0	2S	37W	31	NW
BC 385	16-Dec-2003	31-Dec-2003	Iliamna	2003-000879-0	2S	37W	31	NE
BC 386	15-Dec-2003	31-Dec-2003	Iliamna	2003-000880-0	2S	35W	31	NW
BC 387	15-Dec-2003	31-Dec-2003	Iliamna	2003-000881-0	2S	35W	31	NE
BC 388	15-Dec-2003	31-Dec-2003	Iliamna	2003-000882-0	2S	35W	32	NW
BC 389	15-Dec-2003	31-Dec-2003	Iliamna	2003-000883-0	2S	35W	32	NE
BC 390	15-Dec-2003	31-Dec-2003	Iliamna	2003-000884-0	2S	35W	33	NW
BC 391	15-Dec-2003	31-Dec-2003	Iliamna	2003-000885-0	2S	35W	33	NE
BC 392	15-Dec-2003	31-Dec-2003	Iliamna	2003-000886-0	2S	35W	34	NW
BC 393	15-Dec-2003	31-Dec-2003	Iliamna	2003-000887-0	2S	35W	34	NE
BC 394	16-Dec-2003	31-Dec-2003	Iliamna	2003-000888-0	2S	38W	29	SE
BC 395	16-Dec-2003	31-Dec-2003	Iliamna	2003-000889-0	2S	38W	28	SW
BC 396	16-Dec-2003	31-Dec-2003	Iliamna	2003-000890-0	2S	38W	28	SE
BC 397	16-Dec-2003	31-Dec-2003	Iliamna	2003-000891-0	2S	38W	27	SW
BC 398	16-Dec-2003	31-Dec-2003	Iliamna	2003-000892-0	2S	38W	27	SE
BC 399	16-Dec-2003	31-Dec-2003	Iliamna	2003-000893-0	2S	38W	26	SW
BC 400	16-Dec-2003	31-Dec-2003	Iliamna	2003-000894-0	2S	38W	26	SE
BC 401	16-Dec-2003	31-Dec-2003	Iliamna	2003-000895-0	2S	38W	25	SW
BC 402	16-Dec-2003	31-Dec-2003	Iliamna	2003-000896-0	2S	38W	25	SE
BC 403	16-Dec-2003	31-Dec-2003	Iliamna	2003-000897-0	2S	37W	30	SW
BC 404	16-Dec-2003	31-Dec-2003	Iliamna	2003-000898-0	2S	37W	30	SE
BC 405	15-Dec-2003	31-Dec-2003	Iliamna	2003-000899-0	2S	35W	30	SW
BC 406	15-Dec-2003	31-Dec-2003	Iliamna	2003-000900-0	2S	35W	30	SE
BC 407	15-Dec-2003	31-Dec-2003	Iliamna	2003-000901-0	2S	35W	29	SW
BC 408	15-Dec-2003	31-Dec-2003	Iliamna	2003-000902-0	2S	35W	29	SE
BC 409	15-Dec-2003	31-Dec-2003	Iliamna	2003-000903-0	2S	35W	28	SW
BC 410	15-Dec-2003	31-Dec-2003	Iliamna	2003-000904-0	2S	35W	28	SE
BC 411	15-Dec-2003	31-Dec-2003	Iliamna	2003-000905-0	2S	35W	27	SW
BC 412	15-Dec-2003	31-Dec-2003	Iliamna	2003-000906-0	2S	35W	27	SE
BC 413	15-Dec-2003	31-Dec-2003	Iliamna	2003-000907-0	2S	38W	29	NE
BC 414	15-Dec-2003	31-Dec-2003	Iliamna	2003-000908-0	2S	38W	28	NW
BC 415	15-Dec-2003	31-Dec-2003	Iliamna	2003-000909-0	2S	38W	28	NE
BC 416	15-Dec-2003	31-Dec-2003	Iliamna	2003-000910-0	2S	38W	27	NW
BC 417	15-Dec-2003	31-Dec-2003	Iliamna	2003-000911-0	2S	38W	27	NE

Exhibit A

BC 418	15-Dec-2003	31-Dec-2003	Iliamna	2003-000912-0	2S	38W	26	NW
BC 419	15-Dec-2003	31-Dec-2003	Iliamna	2003-000913-0	2S	38W	26	NE
BC 420	15-Dec-2003	31-Dec-2003	Iliamna	2003-000914-0	2S	38W	25	NW
BC 421	15-Dec-2003	31-Dec-2003	Iliamna	2003-000915-0	2S	38W	25	NE
BC 422	15-Dec-2003	31-Dec-2003	Iliamna	2003-000916-0	2S	37W	30	NW
BC 423	15-Dec-2003	31-Dec-2003	Iliamna	2003-000917-0	2S	37W	30	NE
BC 424	15-Dec-2003	31-Dec-2003	Iliamna	2003-000918-0	2S	35W	30	NW
BC 425	15-Dec-2003	31-Dec-2003	Iliamna	2003-000919-0	2S	35W	30	NE
BC 426	15-Dec-2003	31-Dec-2003	Iliamna	2003-000920-0	2S	35W	29	NW
BC 427	15-Dec-2003	31-Dec-2003	Iliamna	2003-000921-0	2S	35W	29	NE
BC 428	15-Dec-2003	31-Dec-2003	Iliamna	2003-000922-0	2S	35W	28	NW
BC 429	15-Dec-2003	31-Dec-2003	Iliamna	2003-000923-0	2S	35W	28	NE
BC 430	15-Dec-2003	31-Dec-2003	Iliamna	2003-000924-0	2S	35W	27	NW
BC 431	15-Dec-2003	31-Dec-2003	Iliamna	2003-000925-0	2S	35W	27	NE
BC 432	15-Dec-2003	31-Dec-2003	Iliamna	2003-000926-0	2S	38W	20	SE
BC 433	15-Dec-2003	31-Dec-2003	Iliamna	2003-000927-0	2S	38W	21	SW
BC 434	15-Dec-2003	31-Dec-2003	Iliamna	2003-000928-0	2S	38W	21	SE
BC 435	15-Dec-2003	31-Dec-2003	Iliamna	2003-000929-0	2S	38W	22	SW
BC 436	15-Dec-2003	31-Dec-2003	Iliamna	2003-000930-0	2S	38W	22	SE
BC 437	15-Dec-2003	31-Dec-2003	Iliamna	2003-000931-0	2S	38W	23	SW
BC 438	15-Dec-2003	31-Dec-2003	Iliamna	2003-000932-0	2S	38W	23	SE
BC 439	15-Dec-2003	31-Dec-2003	Iliamna	2003-000933-0	2S	38W	24	SW
BC 440	15-Dec-2003	31-Dec-2003	Iliamna	2003-000934-0	2S	38W	24	SE
BC 441	15-Dec-2003	31-Dec-2003	Iliamna	2003-000935-0	2S	37W	19	SW
BC 442	15-Dec-2003	31-Dec-2003	Iliamna	2003-000936-0	2S	37W	19	SE
BC 443	15-Dec-2003	31-Dec-2003	Iliamna	2003-000937-0	2S	37W	20	SW
BC 444	15-Dec-2003	31-Dec-2003	Iliamna	2003-000938-0	2S	35W	19	SW
BC 445	15-Dec-2003	31-Dec-2003	Iliamna	2003-000939-0	2S	35W	19	SE
BC 446	15-Dec-2003	31-Dec-2003	Iliamna	2003-000940-0	2S	35W	20	SW
BC 447	15-Dec-2003	31-Dec-2003	Iliamna	2003-000941-0	2S	35W	20	SE
BC 448	15-Dec-2003	31-Dec-2003	Iliamna	2003-000942-0	2S	35W	21	SW
BC 449	15-Dec-2003	31-Dec-2003	Iliamna	2003-000943-0	2S	35W	21	SE
BC 450	15-Dec-2003	31-Dec-2003	Iliamna	2003-000944-0	2S	35W	22	SW
BC 451	15-Dec-2003	31-Dec-2003	Iliamna	2003-000945-0	2S	35W	22	SE
BC 452	15-Dec-2003	31-Dec-2003	Iliamna	2003-000946-0	2S	38W	20	NE
BC 453	15-Dec-2003	31-Dec-2003	Iliamna	2003-000947-0	2S	38W	21	NW
BC 454	15-Dec-2003	31-Dec-2003	Iliamna	2003-000948-0	2S	38W	21	NE
BC 455	15-Dec-2003	31-Dec-2003	Iliamna	2003-000949-0	2S	38W	22	NW
BC 456	15-Dec-2003	31-Dec-2003	Iliamna	2003-000950-0	2S	38W	22	NE
BC 457	15-Dec-2003	31-Dec-2003	Iliamna	2003-000951-0	2S	38W	23	NW
BC 458	15-Dec-2003	31-Dec-2003	Iliamna	2003-000952-0	2S	38W	23	NE
BC 459	15-Dec-2003	31-Dec-2003	Iliamna	2003-000953-0	2S	38W	24	NW

Exhibit A

BC 460	15-Dec-2003	31-Dec-2003	Iliamna	2003-000954-0	2S	38W	24	NE
BC 461	15-Dec-2003	31-Dec-2003	Iliamna	2003-000955-0	2S	37W	19	NW
BC 462	15-Dec-2003	31-Dec-2003	Iliamna	2003-000956-0	2S	37W	19	NE
BC 463	15-Dec-2003	31-Dec-2003	Iliamna	2003-000957-0	2S	37W	20	NW
BC 464	15-Dec-2003	31-Dec-2003	Iliamna	2003-000958-0	2S	37W	20	NE
BC 465	15-Dec-2003	31-Dec-2003	Iliamna	2003-000959-0	2S	35W	19	NW
BC 466	15-Dec-2003	31-Dec-2003	Iliamna	2003-000960-0	2S	35W	19	NE
BC 467	15-Dec-2003	31-Dec-2003	Iliamna	2003-000961-0	2S	35W	20	NW
BC 468	15-Dec-2003	31-Dec-2003	Iliamna	2003-000962-0	2S	35W	20	NE
BC 469	15-Dec-2003	31-Dec-2003	Iliamna	2003-000963-0	2S	35W	21	NW
BC 470	15-Dec-2003	31-Dec-2003	Iliamna	2003-000964-0	2S	35W	21	NE
BC 471	15-Dec-2003	31-Dec-2003	Iliamna	2003-000965-0	2S	35W	22	NW
BC 472	15-Dec-2003	31-Dec-2003	Iliamna	2003-000966-0	2S	35W	22	NE
BC 473	15-Dec-2003	31-Dec-2003	Iliamna	2003-000967-0	2S	38W	16	SW
BC 474	15-Dec-2003	31-Dec-2003	Iliamna	2003-000968-0	2S	38W	16	SE
BC 475	15-Dec-2003	31-Dec-2003	Iliamna	2003-000969-0	2S	38W	15	SW
BC 476	15-Dec-2003	31-Dec-2003	Iliamna	2003-000970-0	2S	38W	15	SE
BC 477	15-Dec-2003	31-Dec-2003	Iliamna	2003-000971-0	2S	38W	14	SW
BC 478	15-Dec-2003	31-Dec-2003	Iliamna	2003-000972-0	2S	38W	14	SE
BC 479	15-Dec-2003	31-Dec-2003	Iliamna	2003-000973-0	2S	38W	13	SW
BC 480	15-Dec-2003	31-Dec-2003	Iliamna	2003-000974-0	2S	38W	13	SE
BC 481	15-Dec-2003	31-Dec-2003	Iliamna	2003-000975-0	2S	37W	18	SW
BC 482	15-Dec-2003	31-Dec-2003	Iliamna	2003-000976-0	2S	37W	18	SE
BC 483	15-Dec-2003	31-Dec-2003	Iliamna	2003-000977-0	2S	37W	17	SW
BC 484	15-Dec-2003	31-Dec-2003	Iliamna	2003-000978-0	2S	37W	17	SE
BC 485	15-Dec-2003	31-Dec-2003	Iliamna	2003-000979-0	2S	37W	16	SW
BC 486	15-Dec-2003	31-Dec-2003	Iliamna	2003-000980-0	2S	37W	16	SE
BC 487	15-Dec-2003	31-Dec-2003	Iliamna	2003-000981-0	2S	37W	15	SW
BC 488	15-Dec-2003	31-Dec-2003	Iliamna	2003-000982-0	2S	35W	18	SW
BC 489	15-Dec-2003	31-Dec-2003	Iliamna	2003-000983-0	2S	35W	18	SE
BC 490	15-Dec-2003	31-Dec-2003	Iliamna	2003-000984-0	2S	35W	17	SW
BC 491	15-Dec-2003	31-Dec-2003	Iliamna	2003-000985-0	2S	35W	17	SE
BC 492	15-Dec-2003	31-Dec-2003	Iliamna	2003-000986-0	2S	35W	16	SW
BC 493	15-Dec-2003	31-Dec-2003	Iliamna	2003-000987-0	2S	35W	16	SE
BC 494	15-Dec-2003	31-Dec-2003	Iliamna	2003-000988-0	2S	35W	15	SW
BC 495	15-Dec-2003	31-Dec-2003	Iliamna	2003-000989-0	2S	35W	15	SE
BC 496	15-Dec-2003	31-Dec-2003	Iliamna	2003-000990-0	2S	38W	16	NW
BC 497	15-Dec-2003	31-Dec-2003	Iliamna	2003-000991-0	2S	38W	16	NE
BC 498	15-Dec-2003	31-Dec-2003	Iliamna	2003-000992-0	2S	38W	15	NW
BC 499	15-Dec-2003	31-Dec-2003	Iliamna	2003-000993-0	2S	38W	15	NE
BC 500	15-Dec-2003	31-Dec-2003	Iliamna	2003-000994-0	2S	38W	14	NW
BC 501	15-Dec-2003	31-Dec-2003	Iliamna	2003-000995-0	2S	38W	14	NE

Exhibit A

BC 502	15-Dec-2003	31-Dec-2003	Iliamna	2003-000996-0	2S	38W	13	NW
BC 503	15-Dec-2003	31-Dec-2003	Iliamna	2003-000997-0	2S	38W	13	NE
BC 504	15-Dec-2003	31-Dec-2003	Iliamna	2003-000998-0	2S	37W	18	NW
BC 505	15-Dec-2003	31-Dec-2003	Iliamna	2003-000999-0	2S	37W	18	NE
BC 506	15-Dec-2003	31-Dec-2003	Iliamna	2003-001000-0	2S	37W	17	NW
BC 507	15-Dec-2003	31-Dec-2003	Iliamna	2003-001001-0	2S	37W	17	NE
BC 508	15-Dec-2003	31-Dec-2003	Iliamna	2003-001002-0	2S	37W	16	NW
BC 509	15-Dec-2003	31-Dec-2003	Iliamna	2003-001003-0	2S	37W	16	NE
BC 510	15-Dec-2003	31-Dec-2003	Iliamna	2003-001004-0	2S	37W	15	NW
BC 511	15-Dec-2003	31-Dec-2003	Iliamna	2003-001005-0	2S	35W	18	NW
BC 512	15-Dec-2003	31-Dec-2003	Iliamna	2003-001006-0	2S	35W	18	NE
BC 513	15-Dec-2003	31-Dec-2003	Iliamna	2003-001007-0	2S	35W	17	NW
BC 514	15-Dec-2003	31-Dec-2003	Iliamna	2003-001008-0	2S	35W	17	NE
BC 515	15-Dec-2003	31-Dec-2003	Iliamna	2003-001009-0	2S	35W	16	NW
BC 516	15-Dec-2003	31-Dec-2003	Iliamna	2003-001010-0	2S	35W	16	NE
BC 517	15-Dec-2003	31-Dec-2003	Iliamna	2003-001011-0	2S	35W	15	NW
BC 518	15-Dec-2003	31-Dec-2003	Iliamna	2003-001012-0	2S	35W	15	NE
BC 519	16-Dec-2003	31-Dec-2003	Iliamna	2003-001013-0	2S	38W	10	SW
BC 520	16-Dec-2003	31-Dec-2003	Iliamna	2003-001014-0	2S	38W	10	SE
BC 521	16-Dec-2003	31-Dec-2003	Iliamna	2003-001015-0	2S	38W	11	SW
BC 522	16-Dec-2003	31-Dec-2003	Iliamna	2003-001016-0	2S	38W	11	SE
BC 523	16-Dec-2003	31-Dec-2003	Iliamna	2003-001017-0	2S	38W	12	SW
BC 524	16-Dec-2003	31-Dec-2003	Iliamna	2003-001018-0	2S	38W	12	SE
BC 525	16-Dec-2003	31-Dec-2003	Iliamna	2003-001019-0	2S	37W	7	SW
BC 526	16-Dec-2003	31-Dec-2003	Iliamna	2003-001020-0	2S	37W	7	SE
BC 527	16-Dec-2003	31-Dec-2003	Iliamna	2003-001021-0	2S	37W	8	SW
BC 528	16-Dec-2003	31-Dec-2003	Iliamna	2003-001022-0	2S	37W	8	SE
BC 529	16-Dec-2003	31-Dec-2003	Iliamna	2003-001023-0	2S	37W	9	SW
BC 530	16-Dec-2003	31-Dec-2003	Iliamna	2003-001024-0	2S	37W	9	SE
BC 531	16-Dec-2003	31-Dec-2003	Iliamna	2003-001025-0	2S	37W	10	SW
BC 532	16-Dec-2003	31-Dec-2003	Iliamna	2003-001026-0	2S	37W	10	SE
BC 533	16-Dec-2003	31-Dec-2003	Iliamna	2003-001027-0	2S	37W	11	SW
BC 534	16-Dec-2003	31-Dec-2003	Iliamna	2003-001028-0	2S	37W	11	SE
BC 535	16-Dec-2003	31-Dec-2003	Iliamna	2003-001029-0	2S	37W	12	SW
BC 536	16-Dec-2003	31-Dec-2003	Iliamna	2003-001030-0	2S	37W	12	SE
BC 537	16-Dec-2003	31-Dec-2003	Iliamna	2003-001031-0	2S	36W	7	SW
BC 538	16-Dec-2003	31-Dec-2003	Iliamna	2003-001032-0	2S	36W	7	SE
BC 539	16-Dec-2003	31-Dec-2003	Iliamna	2003-001033-0	2S	36W	8	SW
BC 540	16-Dec-2003	31-Dec-2003	Iliamna	2003-001034-0	2S	36W	8	SE
BC 541	16-Dec-2003	31-Dec-2003	Iliamna	2003-001035-0	2S	36W	9	SW
BC 542	16-Dec-2003	31-Dec-2003	Iliamna	2003-001036-0	2S	36W	9	SE
BC 543	16-Dec-2003	31-Dec-2003	Iliamna	2003-001037-0	2S	36W	10	SW

Exhibit A

BC 544	16-Dec-2003	31-Dec-2003	Iliamna	2003-001038-0	2S	36W	10	SE
BC 545	16-Dec-2003	31-Dec-2003	Iliamna	2003-001039-0	2S	36W	11	SW
BC 546	16-Dec-2003	31-Dec-2003	Iliamna	2003-001040-0	2S	36W	11	SE
BC 547	16-Dec-2003	31-Dec-2003	Iliamna	2003-001041-0	2S	36W	12	SW
BC 548	16-Dec-2003	31-Dec-2003	Iliamna	2003-001042-0	2S	36W	12	SE
BC 549	16-Dec-2003	31-Dec-2003	Iliamna	2003-001043-0	2S	35W	7	SW
BC 550	16-Dec-2003	31-Dec-2003	Iliamna	2003-001044-0	2S	35W	7	SE
BC 551	16-Dec-2003	31-Dec-2003	Iliamna	2003-001045-0	2S	35W	8	SW
BC 552	16-Dec-2003	31-Dec-2003	Iliamna	2003-001046-0	2S	35W	8	SE
BC 553	16-Dec-2003	31-Dec-2003	Iliamna	2003-001047-0	2S	35W	9	SW
BC 554	16-Dec-2003	31-Dec-2003	Iliamna	2003-001048-0	2S	35W	9	SE
BC 555	16-Dec-2003	31-Dec-2003	Iliamna	2003-001049-0	2S	35W	10	SW
BC 556	16-Dec-2003	31-Dec-2003	Iliamna	2003-001050-0	2S	35W	10	SE
BC 557	16-Dec-2003	31-Dec-2003	Iliamna	2003-001051-0	2S	38W	10	NW
BC 558	16-Dec-2003	31-Dec-2003	Iliamna	2003-001052-0	2S	38W	10	NE
BC 559	16-Dec-2003	31-Dec-2003	Iliamna	2003-001053-0	2S	38W	11	NW
BC 560	16-Dec-2003	31-Dec-2003	Iliamna	2003-001054-0	2S	38W	11	NE
BC 561	16-Dec-2003	31-Dec-2003	Iliamna	2003-001055-0	2S	38W	12	NW
BC 562	16-Dec-2003	31-Dec-2003	Iliamna	2003-001056-0	2S	38W	12	NE
BC 563	16-Dec-2003	31-Dec-2003	Iliamna	2003-001057-0	2S	37W	7	NW
BC 564	16-Dec-2003	31-Dec-2003	Iliamna	2003-001058-0	2S	37W	7	NE
BC 565	16-Dec-2003	31-Dec-2003	Iliamna	2003-001059-0	2S	37W	8	NW
BC 566	16-Dec-2003	31-Dec-2003	Iliamna	2003-001060-0	2S	37W	8	NE
BC 567	16-Dec-2003	31-Dec-2003	Iliamna	2003-001061-0	2S	37W	9	NW
BC 568	16-Dec-2003	31-Dec-2003	Iliamna	2003-001062-0	2S	37W	9	NE
BC 569	16-Dec-2003	31-Dec-2003	Iliamna	2003-001063-0	2S	37W	10	NW
BC 570	16-Dec-2003	31-Dec-2003	Iliamna	2003-001064-0	2S	37W	10	NE
BC 571	16-Dec-2003	31-Dec-2003	Iliamna	2003-001065-0	2S	37W	11	NW
BC 572	16-Dec-2003	31-Dec-2003	Iliamna	2003-001066-0	2S	37W	11	NE
BC 573	16-Dec-2003	31-Dec-2003	Iliamna	2003-001067-0	2S	37W	12	NW
BC 574	16-Dec-2003	31-Dec-2003	Iliamna	2003-001068-0	2S	37W	12	NE
BC 575	16-Dec-2003	31-Dec-2003	Iliamna	2003-001069-0	2S	36W	7	NW
BC 576	16-Dec-2003	31-Dec-2003	Iliamna	2003-001070-0	2S	36W	7	NE
BC 577	16-Dec-2003	31-Dec-2003	Iliamna	2003-001071-0	2S	36W	8	NW
BC 578	16-Dec-2003	31-Dec-2003	Iliamna	2003-001072-0	2S	36W	8	NE
BC 579	16-Dec-2003	31-Dec-2003	Iliamna	2003-001073-0	2S	36W	9	NW
BC 580	16-Dec-2003	31-Dec-2003	Iliamna	2003-001074-0	2S	36W	9	NE
BC 581	16-Dec-2003	31-Dec-2003	Iliamna	2003-001075-0	2S	36W	10	NW
BC 582	16-Dec-2003	31-Dec-2003	Iliamna	2003-001076-0	2S	36W	10	NE
BC 583	16-Dec-2003	31-Dec-2003	Iliamna	2003-001077-0	2S	36W	11	NW
BC 584	16-Dec-2003	31-Dec-2003	Iliamna	2003-001078-0	2S	36W	11	NE
BC 585	16-Dec-2003	31-Dec-2003	Iliamna	2003-001079-0	2S	36W	12	NW

Exhibit A

BC 586	16-Dec-2003	31-Dec-2003	Iliamna	2003-001080-0	2S	36W	12	NE
BC 587	16-Dec-2003	31-Dec-2003	Iliamna	2003-001081-0	2S	35W	7	NW
BC 588	16-Dec-2003	31-Dec-2003	Iliamna	2003-001082-0	2S	35W	7	NE
BC 589	16-Dec-2003	31-Dec-2003	Iliamna	2003-001083-0	2S	35W	8	NW
BC 590	16-Dec-2003	31-Dec-2003	Iliamna	2003-001084-0	2S	35W	8	NE
BC 591	16-Dec-2003	31-Dec-2003	Iliamna	2003-001085-0	2S	35W	9	NW
BC 592	16-Dec-2003	31-Dec-2003	Iliamna	2003-001086-0	2S	35W	9	NE
BC 593	16-Dec-2003	31-Dec-2003	Iliamna	2003-001087-0	2S	35W	10	NW
BC 594	16-Dec-2003	31-Dec-2003	Iliamna	2003-001088-0	2S	35W	10	NE
BC 595	16-Dec-2003	31-Dec-2003	Iliamna	2003-001089-0	2S	38W	2	SW
BC 596	16-Dec-2003	31-Dec-2003	Iliamna	2003-001090-0	2S	38W	2	SE
BC 597	16-Dec-2003	31-Dec-2003	Iliamna	2003-001091-0	2S	38W	1	SW
BC 598	16-Dec-2003	31-Dec-2003	Iliamna	2003-001092-0	2S	38W	1	SE
BC 599	16-Dec-2003	31-Dec-2003	Iliamna	2003-001093-0	2S	37W	6	SW
BC 600	16-Dec-2003	31-Dec-2003	Iliamna	2003-001094-0	2S	37W	6	SE
BC 601	16-Dec-2003	31-Dec-2003	Iliamna	2003-001095-0	2S	37W	5	SW
BC 602	17-Dec-2003	31-Dec-2003	Iliamna	2003-001096-0	2S	37W	5	SE
BC 603	16-Dec-2003	31-Dec-2003	Iliamna	2003-001097-0	2S	37W	4	SW
BC 604	16-Dec-2003	31-Dec-2003	Iliamna	2003-001098-0	2S	37W	4	SE
BC 605	16-Dec-2003	31-Dec-2003	Iliamna	2003-001099-0	2S	37W	3	SW
BC 606	16-Dec-2003	31-Dec-2003	Iliamna	2003-001100-0	2S	37W	3	SE
BC 607	16-Dec-2003	31-Dec-2003	Iliamna	2003-001101-0	2S	37W	2	SW
BC 608	17-Dec-2003	31-Dec-2003	Iliamna	2003-001102-0	2S	37W	2	SE
BC 609	17-Dec-2003	31-Dec-2003	Iliamna	2003-001103-0	2S	37W	1	SW
BC 610	16-Dec-2003	31-Dec-2003	Iliamna	2003-001104-0	2S	37W	1	SE
BC 611	16-Dec-2003	31-Dec-2003	Iliamna	2003-001105-0	2S	36W	6	SW
BC 612	16-Dec-2003	31-Dec-2003	Iliamna	2003-001106-0	2S	36W	6	SE
BC 613	16-Dec-2003	31-Dec-2003	Iliamna	2003-001107-0	2S	36W	5	SW
BC 614	16-Dec-2003	31-Dec-2003	Iliamna	2003-001108-0	2S	36W	5	SE
BC 615	16-Dec-2003	31-Dec-2003	Iliamna	2003-001109-0	2S	36W	4	SW
BC 616	16-Dec-2003	31-Dec-2003	Iliamna	2003-001110-0	2S	36W	4	SE
BC 617	16-Dec-2003	31-Dec-2003	Iliamna	2003-001111-0	2S	36W	3	SW
BC 618	16-Dec-2003	31-Dec-2003	Iliamna	2003-001112-0	2S	36W	3	SE
BC 619	16-Dec-2003	31-Dec-2003	Iliamna	2003-001113-0	2S	36W	2	SW
BC 620	16-Dec-2003	31-Dec-2003	Iliamna	2003-001114-0	2S	36W	2	SE
BC 621	16-Dec-2003	31-Dec-2003	Iliamna	2003-001115-0	2S	36W	1	SW
BC 622	16-Dec-2003	31-Dec-2003	Iliamna	2003-001116-0	2S	36W	1	SE
BC 623	16-Dec-2003	31-Dec-2003	Iliamna	2003-001117-0	2S	35W	6	SW
BC 624	16-Dec-2003	31-Dec-2003	Iliamna	2003-001118-0	2S	35W	6	SE
BC 625	16-Dec-2003	31-Dec-2003	Iliamna	2003-001119-0	2S	35W	5	SW
BC 626	16-Dec-2003	31-Dec-2003	Iliamna	2003-001120-0	2S	35W	5	SE
BC 627	16-Dec-2003	31-Dec-2003	Iliamna	2003-001121-0	2S	35W	4	SW

Exhibit A

BC 628	16-Dec-2003	31-Dec-2003	Iliamna	2003-001122-0	2S	35W	4	SE
BC 629	16-Dec-2003	31-Dec-2003	Iliamna	2003-001123-0	2S	35W	3	SW
BC 630	16-Dec-2003	31-Dec-2003	Iliamna	2003-001124-0	2S	35W	3	SE
BC 631	16-Dec-2003	31-Dec-2003	Iliamna	2003-001125-0	2S	38W	2	NW
BC 632	16-Dec-2003	31-Dec-2003	Iliamna	2003-001126-0	2S	38W	2	NE
BC 633	16-Dec-2003	31-Dec-2003	Iliamna	2003-001127-0	2S	38W	1	NW
BC 634	16-Dec-2003	31-Dec-2003	Iliamna	2003-001128-0	2S	38W	1	NE
BC 635	16-Dec-2003	31-Dec-2003	Iliamna	2003-001129-0	2S	37W	6	NW
BC 636	16-Dec-2003	31-Dec-2003	Iliamna	2003-001130-0	2S	37W	6	NE
BC 637	16-Dec-2003	31-Dec-2003	Iliamna	2003-001131-0	2S	37W	5	NW
BC 638	16-Dec-2003	31-Dec-2003	Iliamna	2003-001132-0	2S	37W	5	NE
BC 639	16-Dec-2003	31-Dec-2003	Iliamna	2003-001133-0	2S	37W	4	NW
BC 640	16-Dec-2003	31-Dec-2003	Iliamna	2003-001134-0	2S	37W	4	NE
BC 641	16-Dec-2003	31-Dec-2003	Iliamna	2003-001135-0	2S	37W	3	NW
BC 642	16-Dec-2003	31-Dec-2003	Iliamna	2003-001136-0	2S	37W	3	NE
BC 643	16-Dec-2003	31-Dec-2003	Iliamna	2003-001137-0	2S	37W	2	NW
BC 644	16-Dec-2003	31-Dec-2003	Iliamna	2003-001138-0	2S	37W	2	NE
BC 645	16-Dec-2003	31-Dec-2003	Iliamna	2003-001139-0	2S	37W	1	NW
BC 646	16-Dec-2003	31-Dec-2003	Iliamna	2003-001140-0	2S	37W	1	NE
BC 647	16-Dec-2003	31-Dec-2003	Iliamna	2003-001141-0	2S	36W	6	NW
BC 648	16-Dec-2003	31-Dec-2003	Iliamna	2003-001142-0	2S	36W	6	NE
BC 649	16-Dec-2003	31-Dec-2003	Iliamna	2003-001143-0	2S	36W	5	NW
BC 650	16-Dec-2003	31-Dec-2003	Iliamna	2003-001144-0	2S	36W	5	NE
BC 651	16-Dec-2003	31-Dec-2003	Iliamna	2003-001145-0	2S	36W	4	NW
BC 652	16-Dec-2003	31-Dec-2003	Iliamna	2003-001146-0	2S	36W	4	NE
BC 653	16-Dec-2003	31-Dec-2003	Iliamna	2003-001147-0	2S	36W	3	NW
BC 654	16-Dec-2003	31-Dec-2003	Iliamna	2003-001148-0	2S	36W	3	NE
BC 655	16-Dec-2003	31-Dec-2003	Iliamna	2003-001149-0	2S	36W	2	NW
BC 656	16-Dec-2003	31-Dec-2003	Iliamna	2003-001150-0	2S	36W	2	NE
BC 657	16-Dec-2003	31-Dec-2003	Iliamna	2003-001151-0	2S	36W	1	NW
BC 658	16-Dec-2003	31-Dec-2003	Iliamna	2003-001152-0	2S	36W	1	NE
BC 659	16-Dec-2003	31-Dec-2003	Iliamna	2003-001153-0	2S	35W	6	NW
BC 660	16-Dec-2003	31-Dec-2003	Iliamna	2003-001154-0	2S	35W	6	NE
BC 661	16-Dec-2003	31-Dec-2003	Iliamna	2003-001155-0	2S	35W	5	NW
BC 662	16-Dec-2003	31-Dec-2003	Iliamna	2003-001156-0	2S	35W	5	NE
BC 663	17-Dec-2003	31-Dec-2003	Iliamna	2003-001157-0	2S	35W	4	NW
BC 664	16-Dec-2003	31-Dec-2003	Iliamna	2003-001158-0	2S	35W	4	NE
BC 665	16-Dec-2003	31-Dec-2003	Iliamna	2003-001159-0	2S	35W	3	NW
BC 666	16-Dec-2003	31-Dec-2003	Iliamna	2003-001160-0	2S	35W	3	NE
BC 667	17-Dec-2003	31-Dec-2003	Iliamna	2003-001161-0	1S	38W	35	SW
BC 668	17-Dec-2003	31-Dec-2003	Iliamna	2003-001162-0	1S	38W	35	SE
BC 669	17-Dec-2003	31-Dec-2003	Iliamna	2003-001163-0	1S	38W	36	SW

Exhibit A

BC 670	17-Dec-2003	31-Dec-2003	Iliamna	2003-001164-0	1S	38W	36	SE
BC 671	17-Dec-2003	31-Dec-2003	Iliamna	2003-001165-0	1S	37W	31	SW
BC 672	17-Dec-2003	31-Dec-2003	Iliamna	2003-001166-0	1S	37W	31	SE
BC 673	17-Dec-2003	31-Dec-2003	Iliamna	2003-001167-0	1S	37W	32	SW
BC 674	17-Dec-2003	31-Dec-2003	Iliamna	2003-001168-0	1S	37W	32	SE
BC 675	17-Dec-2003	31-Dec-2003	Iliamna	2003-001169-0	1S	37W	33	SW
BC 676	17-Dec-2003	31-Dec-2003	Iliamna	2003-001170-0	1S	37W	33	SE
BC 677	17-Dec-2003	31-Dec-2003	Iliamna	2003-001171-0	1S	37W	34	SW
BC 678	17-Dec-2003	31-Dec-2003	Iliamna	2003-001172-0	1S	37W	34	SE
BC 679	17-Dec-2003	31-Dec-2003	Iliamna	2003-001173-0	1S	37W	35	SW
BC 680	17-Dec-2003	31-Dec-2003	Iliamna	2003-001174-0	1S	37W	35	SE
BC 681	17-Dec-2003	31-Dec-2003	Iliamna	2003-001175-0	1S	37W	36	SW
BC 682	17-Dec-2003	31-Dec-2003	Iliamna	2003-001176-0	1S	37W	36	SE
BC 683	17-Dec-2003	31-Dec-2003	Iliamna	2003-001177-0	1S	36W	31	SW
BC 684	17-Dec-2003	31-Dec-2003	Iliamna	2003-001178-0	1S	36W	31	SE
BC 685	17-Dec-2003	31-Dec-2003	Iliamna	2003-001179-0	1S	36W	32	SW
BC 686	17-Dec-2003	31-Dec-2003	Iliamna	2003-001180-0	1S	36W	32	SE
BC 687	17-Dec-2003	31-Dec-2003	Iliamna	2003-001181-0	1S	36W	33	SW
BC 688	17-Dec-2003	31-Dec-2003	Iliamna	2003-001182-0	1S	36W	33	SE
BC 689	17-Dec-2003	31-Dec-2003	Iliamna	2003-001183-0	1S	36W	34	SW
BC 690	17-Dec-2003	31-Dec-2003	Iliamna	2003-001184-0	1S	36W	34	SE
BC 691	17-Dec-2003	31-Dec-2003	Iliamna	2003-001185-0	1S	36W	35	SW
BC 692	17-Dec-2003	31-Dec-2003	Iliamna	2003-001186-0	1S	36W	35	SE
BC 693	17-Dec-2003	31-Dec-2003	Iliamna	2003-001187-0	1S	36W	36	SW
BC 694	17-Dec-2003	31-Dec-2003	Iliamna	2003-001188-0	1S	36W	36	SE
BC 695	17-Dec-2003	31-Dec-2003	Iliamna	2003-001189-0	1S	35W	31	SW
BC 696	17-Dec-2003	31-Dec-2003	Iliamna	2003-001190-0	1S	35W	31	SE
BC 697	17-Dec-2003	31-Dec-2003	Iliamna	2003-001191-0	1S	35W	32	SW
BC 698	17-Dec-2003	31-Dec-2003	Iliamna	2003-001192-0	1S	35W	32	SE
BC 699	17-Dec-2003	31-Dec-2003	Iliamna	2003-001193-0	1S	35W	33	SW
BC 700	17-Dec-2003	31-Dec-2003	Iliamna	2003-001194-0	1S	35W	33	SE
BC 701	17-Dec-2003	31-Dec-2003	Iliamna	2003-001195-0	1S	35W	34	SW
BC 702	17-Dec-2003	31-Dec-2003	Iliamna	2003-001196-0	1S	35W	34	SE
BC 703	17-Dec-2003	31-Dec-2003	Iliamna	2003-001197-0	1S	38W	35	NW
BC 704	17-Dec-2003	31-Dec-2003	Iliamna	2003-001198-0	1S	38W	35	NE
BC 705	17-Dec-2003	31-Dec-2003	Iliamna	2003-001199-0	1S	38W	36	NW
BC 706	17-Dec-2003	31-Dec-2003	Iliamna	2003-001200-0	1S	38W	36	NE
BC 707	17-Dec-2003	31-Dec-2003	Iliamna	2003-001201-0	1S	37W	31	NW
BC 708	17-Dec-2003	31-Dec-2003	Iliamna	2003-001202-0	1S	37W	31	NE
BC 709	17-Dec-2003	31-Dec-2003	Iliamna	2003-001203-0	1S	37W	32	NW
BC 710	17-Dec-2003	31-Dec-2003	Iliamna	2003-001204-0	1S	37W	32	NE
BC 711	17-Dec-2003	31-Dec-2003	Iliamna	2003-001205-0	1S	37W	33	NW

Exhibit A

BC 712	17-Dec-2003	31-Dec-2003	Iliamna	2003-001206-0	1S	37W	33	NE
BC 713	17-Dec-2003	31-Dec-2003	Iliamna	2003-001207-0	1S	37W	34	NW
BC 714	17-Dec-2003	31-Dec-2003	Iliamna	2003-001208-0	1S	37W	34	NE
BC 715	17-Dec-2003	31-Dec-2003	Iliamna	2003-001209-0	1S	37W	35	NW
BC 716	17-Dec-2003	31-Dec-2003	Iliamna	2003-001210-0	1S	37W	35	NE
BC 717	17-Dec-2003	31-Dec-2003	Iliamna	2003-001211-0	1S	37W	36	NW
BC 718	17-Dec-2003	31-Dec-2003	Iliamna	2003-001212-0	1S	37W	36	NE
BC 719	17-Dec-2003	31-Dec-2003	Iliamna	2003-001213-0	1S	36W	31	NW
BC 720	17-Dec-2003	31-Dec-2003	Iliamna	2003-001214-0	1S	36W	31	NE
BC 721	17-Dec-2003	31-Dec-2003	Iliamna	2003-001215-0	1S	36W	32	NW
BC 722	17-Dec-2003	31-Dec-2003	Iliamna	2003-001216-0	1S	36W	32	NE
BC 723	17-Dec-2003	31-Dec-2003	Iliamna	2003-001217-0	1S	36W	33	NW
BC 724	17-Dec-2003	31-Dec-2003	Iliamna	2003-001218-0	1S	36W	33	NE
BC 725	17-Dec-2003	31-Dec-2003	Iliamna	2003-001219-0	1S	36W	34	NW
BC 726	17-Dec-2003	31-Dec-2003	Iliamna	2003-001220-0	1S	36W	34	NE
BC 727	17-Dec-2003	31-Dec-2003	Iliamna	2003-001221-0	1S	36W	35	NW
BC 728	17-Dec-2003	31-Dec-2003	Iliamna	2003-001222-0	1S	36W	35	NE
BC 729	17-Dec-2003	31-Dec-2003	Iliamna	2003-001223-0	1S	36W	36	NW
BC 730	17-Dec-2003	31-Dec-2003	Iliamna	2003-001224-0	1S	36W	36	NE
BC 731	17-Dec-2003	31-Dec-2003	Iliamna	2003-001225-0	1S	35W	31	NW
BC 732	17-Dec-2003	31-Dec-2003	Iliamna	2003-001226-0	1S	35W	31	NE
BC 733	17-Dec-2003	31-Dec-2003	Iliamna	2003-001227-0	1S	35W	32	NW
BC 734	17-Dec-2003	31-Dec-2003	Iliamna	2003-001228-0	1S	35W	32	NE
BC 735	17-Dec-2003	31-Dec-2003	Iliamna	2003-001229-0	1S	35W	33	NW
BC 736	17-Dec-2003	31-Dec-2003	Iliamna	2003-001230-0	1S	35W	33	NE
BC 737	17-Dec-2003	31-Dec-2003	Iliamna	2003-001231-0	1S	35W	34	NW
BC 738	17-Dec-2003	31-Dec-2003	Iliamna	2003-001232-0	1S	35W	34	NE
BC 739	17-Dec-2003	31-Dec-2003	Iliamna	2003-001233-0	1S	37W	29	SW
BC 740	17-Dec-2003	31-Dec-2003	Iliamna	2003-001234-0	1S	37W	29	SE
BC 741	17-Dec-2003	31-Dec-2003	Iliamna	2003-001235-0	1S	37W	28	SW
BC 742	17-Dec-2003	31-Dec-2003	Iliamna	2003-001236-0	1S	37W	28	SE
BC 743	17-Dec-2003	31-Dec-2003	Iliamna	2003-001237-0	1S	37W	27	SW
BC 744	17-Dec-2003	31-Dec-2003	Iliamna	2003-001238-0	1S	37W	27	SE
BC 745	17-Dec-2003	31-Dec-2003	Iliamna	2003-001239-0	1S	37W	26	SW
BC 746	17-Dec-2003	31-Dec-2003	Iliamna	2003-001240-0	1S	37W	26	SE
BC 747	17-Dec-2003	31-Dec-2003	Iliamna	2003-001241-0	1S	37W	25	SW
BC 748	17-Dec-2003	31-Dec-2003	Iliamna	2003-001242-0	1S	37W	25	SE
BC 749	17-Dec-2003	31-Dec-2003	Iliamna	2003-001243-0	1S	36W	30	SW
BC 750	17-Dec-2003	31-Dec-2003	Iliamna	2003-001244-0	1S	36W	30	SE
BC 751	17-Dec-2003	31-Dec-2003	Iliamna	2003-001245-0	1S	36W	29	SW
BC 752	17-Dec-2003	31-Dec-2003	Iliamna	2003-001246-0	1S	36W	29	SE
BC 753	17-Dec-2003	31-Dec-2003	Iliamna	2003-001247-0	1S	36W	28	SW

Exhibit A

BC 754	17-Dec-2003	31-Dec-2003	Iliamna	2003-001248-0	1S	36W	28	SE
BC 755	17-Dec-2003	31-Dec-2003	Iliamna	2003-001249-0	1S	36W	27	SW
BC 756	17-Dec-2003	31-Dec-2003	Iliamna	2003-001250-0	1S	36W	27	SE
BC 757	17-Dec-2003	31-Dec-2003	Iliamna	2003-001251-0	1S	36W	26	SW
BC 758	17-Dec-2003	31-Dec-2003	Iliamna	2003-001252-0	1S	36W	26	SE
BC 759	17-Dec-2003	31-Dec-2003	Iliamna	2003-001253-0	1S	36W	25	SW
BC 760	17-Dec-2003	31-Dec-2003	Iliamna	2003-001254-0	1S	36W	25	SE
BC 761	17-Dec-2003	31-Dec-2003	Iliamna	2003-001255-0	1S	35W	30	SW
BC 762	17-Dec-2003	31-Dec-2003	Iliamna	2003-001256-0	1S	35W	30	SE
BC 763	17-Dec-2003	31-Dec-2003	Iliamna	2003-001257-0	1S	35W	29	SW
BC 764	17-Dec-2003	31-Dec-2003	Iliamna	2003-001258-0	1S	35W	29	SE
BC 765	17-Dec-2003	31-Dec-2003	Iliamna	2003-001259-0	1S	35W	28	SW
BC 766	17-Dec-2003	31-Dec-2003	Iliamna	2003-001260-0	1S	35W	28	SE
BC 767	17-Dec-2003	31-Dec-2003	Iliamna	2003-001261-0	1S	35W	27	SW
BC 768	17-Dec-2003	31-Dec-2003	Iliamna	2003-001262-0	1S	35W	27	SE
BC 769	17-Dec-2003	31-Dec-2003	Iliamna	2003-001263-0	1S	37W	29	NW
BC 770	17-Dec-2003	31-Dec-2003	Iliamna	2003-001264-0	1S	37W	29	NE
BC 771	17-Dec-2003	31-Dec-2003	Iliamna	2003-001265-0	1S	37W	28	NW
BC 772	17-Dec-2003	31-Dec-2003	Iliamna	2003-001266-0	1S	37W	28	NE
BC 773	17-Dec-2003	31-Dec-2003	Iliamna	2003-001267-0	1S	37W	27	NW
BC 774	17-Dec-2003	31-Dec-2003	Iliamna	2003-001268-0	1S	37W	27	NE
BC 775	17-Dec-2003	31-Dec-2003	Iliamna	2003-001269-0	1S	37W	26	NW
BC 776	17-Dec-2003	31-Dec-2003	Iliamna	2003-001270-0	1S	37W	26	NE
BC 777	17-Dec-2003	31-Dec-2003	Iliamna	2003-001271-0	1S	37W	25	NW
BC 778	17-Dec-2003	31-Dec-2003	Iliamna	2003-001272-0	1S	37W	25	NE
BC 779	17-Dec-2003	31-Dec-2003	Iliamna	2003-001273-0	1S	36W	30	NW
BC 780	17-Dec-2003	31-Dec-2003	Iliamna	2003-001274-0	1S	36W	30	NE
BC 781	17-Dec-2003	31-Dec-2003	Iliamna	2003-001275-0	1S	36W	29	NW
BC 782	17-Dec-2003	31-Dec-2003	Iliamna	2003-001276-0	1S	36W	29	NE
BC 783	17-Dec-2003	31-Dec-2003	Iliamna	2003-001277-0	1S	36W	28	NW
BC 784	17-Dec-2003	31-Dec-2003	Iliamna	2003-001278-0	1S	36W	28	NE
BC 785	17-Dec-2003	31-Dec-2003	Iliamna	2003-001279-0	1S	36W	27	NW
BC 786	17-Dec-2003	31-Dec-2003	Iliamna	2003-001280-0	1S	36W	27	NE
BC 787	17-Dec-2003	31-Dec-2003	Iliamna	2003-001281-0	1S	36W	26	NW
BC 788	17-Dec-2003	31-Dec-2003	Iliamna	2003-001282-0	1S	36W	26	NE
BC 789	17-Dec-2003	31-Dec-2003	Iliamna	2003-001283-0	1S	36W	25	NW
BC 790	17-Dec-2003	31-Dec-2003	Iliamna	2003-001284-0	1S	36W	25	NE
BC 791	17-Dec-2003	31-Dec-2003	Iliamna	2003-001285-0	1S	35W	30	NW
BC 792	17-Dec-2003	31-Dec-2003	Iliamna	2003-001286-0	1S	35W	30	NE
BC 793	17-Dec-2003	31-Dec-2003	Iliamna	2003-001287-0	1S	35W	29	NW
BC 794	17-Dec-2003	31-Dec-2003	Iliamna	2003-001288-0	1S	35W	29	NE
BC 795	17-Dec-2003	31-Dec-2003	Iliamna	2003-001289-0	1S	35W	28	NW

Exhibit A

BC 796	17-Dec-2003	31-Dec-2003	Iliamna	2003-001290-0	1S	35W	28	NE
BC 797	17-Dec-2003	31-Dec-2003	Iliamna	2003-001291-0	1S	35W	27	NW
BC 798	17-Dec-2003	31-Dec-2003	Iliamna	2003-001292-0	1S	35W	27	NE
BC 799	17-Dec-2003	31-Dec-2003	Iliamna	2003-001293-0	1S	37W	22	SW
BC 800	17-Dec-2003	31-Dec-2003	Iliamna	2003-001294-0	1S	37W	22	SE
BC 801	17-Dec-2003	31-Dec-2003	Iliamna	2003-001295-0	1S	37W	23	SW
BC 802	17-Dec-2003	31-Dec-2003	Iliamna	2003-001296-0	1S	37W	23	SE
BC 803	17-Dec-2003	31-Dec-2003	Iliamna	2003-001297-0	1S	37W	24	SW
BC 804	17-Dec-2003	31-Dec-2003	Iliamna	2003-001298-0	1S	37W	24	SE
BC 805	17-Dec-2003	31-Dec-2003	Iliamna	2003-001299-0	1S	36W	19	SW
BC 806	17-Dec-2003	31-Dec-2003	Iliamna	2003-001300-0	1S	36W	19	SE
BC 807	17-Dec-2003	31-Dec-2003	Iliamna	2003-001301-0	1S	36W	20	SW
BC 808	17-Dec-2003	31-Dec-2003	Iliamna	2003-001302-0	1S	36W	20	SE
BC 809	17-Dec-2003	31-Dec-2003	Iliamna	2003-001303-0	1S	36W	21	SW
BC 810	17-Dec-2003	31-Dec-2003	Iliamna	2003-001304-0	1S	36W	21	SE
BC 811	17-Dec-2003	31-Dec-2003	Iliamna	2003-001305-0	1S	36W	22	SW
BC 812	17-Dec-2003	31-Dec-2003	Iliamna	2003-001306-0	1S	36W	22	SE
BC 813	17-Dec-2003	31-Dec-2003	Iliamna	2003-001307-0	1S	36W	23	SE
BC 814	17-Dec-2003	31-Dec-2003	Iliamna	2003-001308-0	1S	36W	24	SW
BC 815	17-Dec-2003	31-Dec-2003	Iliamna	2003-001309-0	1S	36W	24	SE
BC 816	17-Dec-2003	31-Dec-2003	Iliamna	2003-001310-0	1S	36W	19	SW
BC 817	17-Dec-2003	31-Dec-2003	Iliamna	2003-001311-0	1S	35W	19	SE
BC 818	17-Dec-2003	31-Dec-2003	Iliamna	2003-001312-0	1S	35W	20	SW
BC 819	17-Dec-2003	31-Dec-2003	Iliamna	2003-001313-0	1S	35W	20	SE
BC 820	17-Dec-2003	31-Dec-2003	Iliamna	2003-001314-0	1S	35W	21	SW
BC 821	17-Dec-2003	31-Dec-2003	Iliamna	2003-001315-0	1S	35W	21	SE
BC 822	17-Dec-2003	31-Dec-2003	Iliamna	2003-001316-0	1S	35W	22	SW
BC 823	17-Dec-2003	31-Dec-2003	Iliamna	2003-001317-0	1S	35W	22	SE
BC 824	17-Dec-2003	31-Dec-2003	Iliamna	2003-001318-0	1S	37W	22	NW
BC 825	17-Dec-2003	31-Dec-2003	Iliamna	2003-001319-0	1S	37W	22	NE
BC 826	17-Dec-2003	31-Dec-2003	Iliamna	2003-001320-0	1S	37W	23	NW
BC 827	17-Dec-2003	31-Dec-2003	Iliamna	2003-001321-0	1S	37W	23	NE
BC 828	17-Dec-2003	31-Dec-2003	Iliamna	2003-001322-0	1S	37W	24	NW
BC 829	17-Dec-2003	31-Dec-2003	Iliamna	2003-001323-0	1S	37W	24	NE
BC 830	17-Dec-2003	31-Dec-2003	Iliamna	2003-001324-0	1S	36W	19	NW
BC 831	17-Dec-2003	31-Dec-2003	Iliamna	2003-001325-0	1S	36W	19	NE
BC 832	17-Dec-2003	31-Dec-2003	Iliamna	2003-001326-0	1S	36W	20	NW
BC 833	17-Dec-2003	31-Dec-2003	Iliamna	2003-001327-0	1S	36W	20	NE
BC 834	17-Dec-2003	31-Dec-2003	Iliamna	2003-001328-0	1S	36W	21	NW
BC 835	17-Dec-2003	31-Dec-2003	Iliamna	2003-001329-0	1S	36W	21	NE
BC 836	17-Dec-2003	31-Dec-2003	Iliamna	2003-001330-0	1S	36W	22	NW
BC 837	17-Dec-2003	31-Dec-2003	Iliamna	2003-001331-0	1S	36W	23	NE

Exhibit A

BC 838	17-Dec-2003	31-Dec-2003	Iliamna	2003-001332-0	1S	36W	24	NW
BC 839	17-Dec-2003	31-Dec-2003	Iliamna	2003-001333-0	1S	36W	24	NE
BC 840	17-Dec-2003	31-Dec-2003	Iliamna	2003-001334-0	1S	36W	19	NW
BC 841	17-Dec-2003	31-Dec-2003	Iliamna	2003-001335-0	1S	36W	19	NE
BC 842	17-Dec-2003	31-Dec-2003	Iliamna	2003-001336-0	1S	35W	20	NW
BC 843	17-Dec-2003	31-Dec-2003	Iliamna	2003-001337-0	1S	35W	20	NE
BC 844	17-Dec-2003	31-Dec-2003	Iliamna	2003-001338-0	1S	35W	21	NW
BC 845	17-Dec-2003	31-Dec-2003	Iliamna	2003-001339-0	1S	35W	21	NE
BC 846	17-Dec-2003	31-Dec-2003	Iliamna	2003-001340-0	1S	35W	22	NW
BC 847	17-Dec-2003	31-Dec-2003	Iliamna	2003-001341-0	1S	35W	22	NE
BC 848	17-Dec-2003	31-Dec-2003	Iliamna	2003-001342-0	1S	36W	17	SW
BC 849	17-Dec-2003	31-Dec-2003	Iliamna	2003-001343-0	1S	36W	17	SE
BC 850	17-Dec-2003	31-Dec-2003	Iliamna	2003-001344-0	1S	36W	16	SW
BC 851	17-Dec-2003	31-Dec-2003	Iliamna	2003-001345-0	1S	36W	16	SE
BC 852	17-Dec-2003	31-Dec-2003	Iliamna	2003-001346-0	1S	36W	15	SW
BC 853	17-Dec-2003	31-Dec-2003	Iliamna	2003-001347-0	1S	36W	15	SE
BC 854	17-Dec-2003	31-Dec-2003	Iliamna	2003-001348-0	1S	36W	14	SW
BC 855	17-Dec-2003	31-Dec-2003	Iliamna	2003-001349-0	1S	36W	14	SE
BC 856	17-Dec-2003	31-Dec-2003	Iliamna	2003-001350-0	1S	36W	13	SW
BC 857	17-Dec-2003	31-Dec-2003	Iliamna	2003-001351-0	1S	36W	13	SE
BC 858	17-Dec-2003	31-Dec-2003	Iliamna	2003-001352-0	1S	35W	18	SW
BC 859	17-Dec-2003	31-Dec-2003	Iliamna	2003-001353-0	1S	35W	18	SE
BC 860	17-Dec-2003	31-Dec-2003	Iliamna	2003-001354-0	1S	35W	17	SW
BC 861	17-Dec-2003	31-Dec-2003	Iliamna	2003-001355-0	1S	35W	17	SE
BC 862	17-Dec-2003	31-Dec-2003	Iliamna	2003-001356-0	1S	35W	16	SW
BC 863	17-Dec-2003	31-Dec-2003	Iliamna	2003-001357-0	1S	35W	16	SE
BC 864	17-Dec-2003	31-Dec-2003	Iliamna	2003-001358-0	1S	35W	15	SW
BC 865	17-Dec-2003	31-Dec-2003	Iliamna	2003-001359-0	1S	35W	15	SE
BC 866	17-Dec-2003	31-Dec-2003	Iliamna	2003-001360-0	1S	36W	17	NW
BC 867	17-Dec-2003	31-Dec-2003	Iliamna	2003-001361-0	1S	36W	17	NE
BC 868	17-Dec-2003	31-Dec-2003	Iliamna	2003-001362-0	1S	36W	16	NW
BC 869	17-Dec-2003	31-Dec-2003	Iliamna	2003-001363-0	1S	36W	16	NE
BC 870	17-Dec-2003	31-Dec-2003	Iliamna	2003-001364-0	1S	36W	15	NW
BC 871	17-Dec-2003	31-Dec-2003	Iliamna	2003-001365-0	1S	36W	15	NE
BC 872	17-Dec-2003	31-Dec-2003	Iliamna	2003-001366-0	1S	36W	14	NW
BC 873	17-Dec-2003	31-Dec-2003	Iliamna	2003-001367-0	1S	36W	14	NE
BC 874	17-Dec-2003	31-Dec-2003	Iliamna	2003-001368-0	1S	36W	13	NW
BC 875	17-Dec-2003	31-Dec-2003	Iliamna	2003-001369-0	1S	36W	13	NE
BC 876	17-Dec-2003	31-Dec-2003	Iliamna	2003-001370-0	1S	35W	18	NW
BC 877	17-Dec-2003	31-Dec-2003	Iliamna	2003-001371-0	1S	35W	18	NE
BC 878	17-Dec-2003	31-Dec-2003	Iliamna	2003-001372-0	1S	35W	17	NW
BC 879	17-Dec-2003	31-Dec-2003	Iliamna	2003-001373-0	1S	35W	17	NE

Exhibit A

BC 880	17-Dec-2003	31-Dec-2003	Iliamna	2003-001374-0	1S	35W	16	NW
BC 881	17-Dec-2003	31-Dec-2003	Iliamna	2003-001375-0	1S	35W	16	NE
BC 882	17-Dec-2003	31-Dec-2003	Iliamna	2003-001376-0	1S	35W	15	NW
BC 883	17-Dec-2003	31-Dec-2003	Iliamna	2003-001377-0	1S	35W	15	NE
BC 884	17-Dec-2003	31-Dec-2003	Iliamna	2003-001378-0	1S	36W	9	SW
BC 885	17-Dec-2003	31-Dec-2003	Iliamna	2003-001379-0	1S	36W	9	SE
BC 886	17-Dec-2003	31-Dec-2003	Iliamna	2003-001380-0	1S	36W	10	SW
BC 887	17-Dec-2003	31-Dec-2003	Iliamna	2003-001381-0	1S	36W	10	SE
BC 888	17-Dec-2003	31-Dec-2003	Iliamna	2003-001382-0	1S	36W	11	SW
BC 889	17-Dec-2003	31-Dec-2003	Iliamna	2003-001383-0	1S	36W	11	SE
BC 890	17-Dec-2003	31-Dec-2003	Iliamna	2003-001384-0	1S	36W	12	SW
BC 891	17-Dec-2003	31-Dec-2003	Iliamna	2003-001385-0	1S	36W	12	SE
BC 892	17-Dec-2003	31-Dec-2003	Iliamna	2003-001386-0	1S	35W	7	SW
BC 893	17-Dec-2003	31-Dec-2003	Iliamna	2003-001387-0	1S	35W	7	SE
BC 894	17-Dec-2003	31-Dec-2003	Iliamna	2003-001388-0	1S	35W	8	SW
BC 895	17-Dec-2003	31-Dec-2003	Iliamna	2003-001389-0	1S	35W	8	SE
BC 896	17-Dec-2003	31-Dec-2003	Iliamna	2003-001390-0	1S	35W	9	SW
BC 897	17-Dec-2003	31-Dec-2003	Iliamna	2003-001391-0	1S	35W	9	SE
BC 898	17-Dec-2003	31-Dec-2003	Iliamna	2003-001392-0	1S	35W	10	SW
BC 899	17-Dec-2003	31-Dec-2003	Iliamna	2003-001393-0	1S	35W	10	SE
BC 900	17-Dec-2003	31-Dec-2003	Iliamna	2003-001394-0	1S	36W	9	NW
BC 901	17-Dec-2003	31-Dec-2003	Iliamna	2003-001395-0	1S	36W	9	NE
BC 902	17-Dec-2003	31-Dec-2003	Iliamna	2003-001396-0	1S	36W	10	NW
BC 903	17-Dec-2003	31-Dec-2003	Iliamna	2003-001397-0	1S	36W	10	NE
BC 904	17-Dec-2003	31-Dec-2003	Iliamna	2003-001398-0	1S	36W	11	NW
BC 905	17-Dec-2003	31-Dec-2003	Iliamna	2003-001399-0	1S	36W	11	NE
BC 906	17-Dec-2003	31-Dec-2003	Iliamna	2003-001400-0	1S	36W	12	NW
BC 907	17-Dec-2003	31-Dec-2003	Iliamna	2003-001401-0	1S	36W	12	NE
BC 908	17-Dec-2003	31-Dec-2003	Iliamna	2003-001402-0	1S	35W	7	NW
BC 909	17-Dec-2003	31-Dec-2003	Iliamna	2003-001403-0	1S	35W	7	NE
BC 910	17-Dec-2003	31-Dec-2003	Iliamna	2003-001404-0	1S	35W	8	NW
BC 911	17-Dec-2003	31-Dec-2003	Iliamna	2003-001405-0	1S	35W	8	NE
BC 912	17-Dec-2003	31-Dec-2003	Iliamna	2003-001406-0	1S	35W	9	NW
BC 913	17-Dec-2003	31-Dec-2003	Iliamna	2003-001407-0	1S	35W	9	NE
BC 914	17-Dec-2003	31-Dec-2003	Iliamna	2003-001408-0	1S	35W	10	NW
BC 915	17-Dec-2003	31-Dec-2003	Iliamna	2003-001409-0	1S	35W	10	NE
BC 916	17-Dec-2003	31-Dec-2003	Iliamna	2003-001410-0	1S	36W	4	SW
BC 917	17-Dec-2003	31-Dec-2003	Iliamna	2003-001411-0	1S	36W	4	SE
BC 918	17-Dec-2003	31-Dec-2003	Iliamna	2003-001412-0	1S	36W	3	SW
BC 919	17-Dec-2003	31-Dec-2003	Iliamna	2003-001413-0	1S	36W	2	SE
BC 920	17-Dec-2003	31-Dec-2003	Iliamna	2003-001414-0	1S	36W	1	SW
BC 921	17-Dec-2003	31-Dec-2003	Iliamna	2003-001415-0	1S	36W	1	SE

Exhibit A

BC 922	17-Dec-2003	31-Dec-2003	Iliamna	2003-001416-0	1S	35W	6	SW
BC 923	17-Dec-2003	31-Dec-2003	Iliamna	2003-001417-0	1S	35W	6	SE
BC 924	17-Dec-2003	31-Dec-2003	Iliamna	2003-001418-0	1S	35W	5	SW
BC 925	17-Dec-2003	31-Dec-2003	Iliamna	2003-001419-0	1S	35W	5	SE
BC 926	17-Dec-2003	31-Dec-2003	Iliamna	2003-001420-0	1S	35W	4	SW
BC 927	17-Dec-2003	31-Dec-2003	Iliamna	2003-001421-0	1S	35W	4	SE
BC 928	17-Dec-2003	31-Dec-2003	Iliamna	2003-001422-0	1S	35W	3	SW
BC 929	17-Dec-2003	31-Dec-2003	Iliamna	2003-001423-0	1S	35W	3	SE
BC 930	17-Dec-2003	31-Dec-2003	Iliamna	2003-001424-0	1S	36W	4	NW
BC 931	17-Dec-2003	31-Dec-2003	Iliamna	2003-001425-0	1S	36W	4	NE
BC 932	17-Dec-2003	31-Dec-2003	Iliamna	2003-001426-0	1S	36W	3	NW
BC 933	17-Dec-2003	31-Dec-2003	Iliamna	2003-001427-0	1S	36W	2	NE
BC 934	17-Dec-2003	31-Dec-2003	Iliamna	2003-001428-0	1S	36W	1	NW
BC 935	17-Dec-2003	31-Dec-2003	Iliamna	2003-001429-0	1S	36W	1	NE
BC 936	17-Dec-2003	31-Dec-2003	Iliamna	2003-001430-0	1S	35W	6	NW
BC 937	17-Dec-2003	31-Dec-2003	Iliamna	2003-001431-0	1S	35W	6	NE
BC 938	17-Dec-2003	31-Dec-2003	Iliamna	2003-001432-0	1S	35W	5	NW
BC 939	17-Dec-2003	31-Dec-2003	Iliamna	2003-001433-0	1S	35W	5	NE
BC 940	17-Dec-2003	31-Dec-2003	Iliamna	2003-001434-0	1S	35W	4	NW
BC 941	17-Dec-2003	31-Dec-2003	Iliamna	2003-001435-0	1S	35W	4	NE
BC 942	17-Dec-2003	31-Dec-2003	Iliamna	2003-001436-0	1S	35W	3	NW
BC 943	17-Dec-2003	31-Dec-2003	Iliamna	2003-001437-0	1S	35W	3	NE

Exhibit A

Schedule A to the Agreement and Plan of Merger dated effective January 19, 2004:
"BC 1001 through BC 1038"
State of Alaska MTRSC Quarter-Quarter Section Mining Claims
Iliamna Recording District, Seward Meridian, Alaska

Claim Name	Location Date	Recording Date	Recording District	Document Number	Twnshp	Range	Sec.	Qtr Qtr Sec.	Qtr Qtr Sec.
BC1001	15-Dec-2003	31-Dec-2003	Iliamna	2003-001438-0	3S	35W	7	NW	NW
BC1002	15-Dec-2003	31-Dec-2003	Iliamna	2003-001439-0	3S	35W	7	NE	NW
BC1003	15-Dec-2003	31-Dec-2003	Iliamna	2003-001440-0	3S	35W	7	NW	NE
BC1004	15-Dec-2003	31-Dec-2003	Iliamna	2003-001441-0	3S	35W	7	NE	NE
BC1005	15-Dec-2003	31-Dec-2003	Iliamna	2003-001442-0	3S	35W	4	NW	SE
BC1006	15-Dec-2003	31-Dec-2003	Iliamna	2003-001443-0	3S	35W	4	NE	SE
BC1007	15-Dec-2003	31-Dec-2003	Iliamna	2003-001444-0	3S	35W	3	NW	SW
BC1008	15-Dec-2003	31-Dec-2003	Iliamna	2003-001445-0	3S	35W	3	NE	SW
BC1009	15-Dec-2003	31-Dec-2003	Iliamna	2003-001446-0	3S	35W	3	NW	SE
BC1010	15-Dec-2003	31-Dec-2003	Iliamna	2003-001447-0	3S	35W	3	NE	SE
BC1011	18-Dec-2003	31-Dec-2003	Iliamna	2003-001448-0	1S	36W	23	SW	SW
BC1012	18-Dec-2003	31-Dec-2003	Iliamna	2003-001449-0	1S	36W	23	SE	SW
BC1013	17-Dec-2003	31-Dec-2003	Iliamna	2003-001450-0	1S	36W	23	NW	SW
BC1014	17-Dec-2003	31-Dec-2003	Iliamna	2003-001451-0	1S	36W	23	NE	SW
BC1015	18-Dec-2003	31-Dec-2003	Iliamna	2003-001452-0	1S	36W	22	SW	NE
BC1016	18-Dec-2003	31-Dec-2003	Iliamna	2003-001453-0	1S	36W	22	SE	NE
BC1017	18-Dec-2003	31-Dec-2003	Iliamna	2003-001454-0	1S	36W	23	SW	NW
BC1018	18-Dec-2003	31-Dec-2003	Iliamna	2003-001455-0	1S	36W	23	SE	NW
BC1019	17-Dec-2003	31-Dec-2003	Iliamna	2003-001456-0	1S	36W	22	NW	NE
BC1020	17-Dec-2003	31-Dec-2003	Iliamna	2003-001457-0	1S	36W	22	NE	NE
BC1021	17-Dec-2003	31-Dec-2003	Iliamna	2003-001458-0	1S	36W	23	NW	NW
BC1022	17-Dec-2003	31-Dec-2003	Iliamna	2003-001459-0	1S	36W	23	NE	NW
BC1023	18-Dec-2003	31-Dec-2003	Iliamna	2003-001460-0	1S	36W	3	SW	SE
BC1024	18-Dec-2003	31-Dec-2003	Iliamna	2003-001461-0	1S	36W	3	SE	SE
BC1025	18-Dec-2003	31-Dec-2003	Iliamna	2003-001462-0	1S	36W	2	SW	SW
BC1026	18-Dec-2003	31-Dec-2003	Iliamna	2003-001463-0	1S	36W	2	SE	SW
BC1027	18-Dec-2003	31-Dec-2003	Iliamna	2003-001464-0	1S	36W	3	NW	SE
BC1028	18-Dec-2003	31-Dec-2003	Iliamna	2003-001465-0	1S	36W	3	NE	SE
BC1029	18-Dec-2003	31-Dec-2003	Iliamna	2003-001466-0	1S	36W	2	NW	SW
BC1030	17-Dec-2003	31-Dec-2003	Iliamna	2003-001467-0	1S	36W	2	NE	SW
BC1031	18-Dec-2003	31-Dec-2003	Iliamna	2003-001468-0	1S	36W	3	SW	NE
BC1032	18-Dec-2003	31-Dec-2003	Iliamna	2003-001469-0	1S	36W	3	SE	NE
BC1033	18-Dec-2003	31-Dec-2003	Iliamna	2003-001470-0	1S	36W	2	SW	NW
BC1034	18-Dec-2003	31-Dec-2003	Iliamna	2003-001471-0	1S	36W	2	SE	NW
BC1035	18-Dec-2003	31-Dec-2003	Iliamna	2003-001472-0	1S	36W	3	NW	NE
BC1036	18-Dec-2003	31-Dec-2003	Iliamna	2003-001473-0	1S	36W	3	NE	NE
BC1037	18-Dec-2003	31-Dec-2003	Iliamna	2003-001474-0	1S	36W	2	NW	NW
BC1038	17-Dec-2003	31-Dec-2003	Iliamna	2003-001475-0	1S	36W	2	NE	NW

Exhibit B

SCHEDULE B

ARTICLES OF MERGER

These Articles of Merger are filed pursuant to Section 92A.200 of the Nevada Revised Statutes (the “NRS”) with respect to the merger (the “Merger”) of Liberty Star Gold Corp. a Nevada corporation, and Liberty Star Acquisition Corp., a Nevada corporation, with Liberty Star Acquisition Corp. to continue as the surviving corporation (the “Surviving Corporation”).

1.	CONSTITUENT ENTITIES TO THE MERGER

The constituent parties to the Merger are:

LIBERTY STAR GOLD CORP.	(“Liberty Star Nevada”)
a Nevada corporation

LIBERTY STAR ACQUISITION CORP.	(“Liberty Star Acquisition”)
a Nevada corporation

2.	AGREEMENT AND PLAN OF MERGER

An Agreement and Plan of Merger dated January 19, 2004 (the “Agreement and Plan of Merger”) between Liberty Star Nevada, Liberty Star Acquisition, Alaska Star Minerals LLC, an Arizona Limited Liability Company (“Alaska Star”), the sole shareholder of Liberty Star Nevada, James Briscoe, Paul Matysek, and Titanium Intelligence, Inc., a Nevada corporation (“Titanium”), as the sole shareholder of all of the outstanding shares of Liberty Star Acquisition, has been adopted by each of Liberty Star Nevada and Liberty Star Acquisition in which Liberty Star Nevada shall be merged into Liberty Star Acquisition, with Liberty Star Acquisition as the surviving corporation.

3.	SHAREHOLDER APPROVAL

The Agreement and Plan of Merger was approved by the consent of Alaska Star the sole shareholder of the common stock of Liberty Star Nevada as required by Chapter 92A of the NRS. Liberty Star Nevada has no other class of securities outstanding other than its common stock.

The Agreement and Plan of Merger was approved by Titanium as the holder of 100% of the outstanding shares of common stock of Liberty Star Acquisition. Liberty Star Acquisition has no class of securities other than its common stock. Accordingly, no other class of securities of Liberty Star Acquisition was entitled to vote on the Agreement and Plan of Merger in accordance with Chapter 92A of the NRS.

4.	EXECUTED AGREEMENT AND PLAN OF MERGER

The complete executed Agreement and Plan of Merger between Liberty Star Nevada and Liberty Star Acquisition is on file at the registered office of the Surviving Corporation, located at Suite 200, 3199 E. Warm Springs Road, Las Vegas, Nevada 89120.

A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation on request and without cost to any shareholder of Liberty Star Nevada or Liberty Star Acquisition.

These Articles of Merger shall be effective upon filing with the Secretary of State of Nevada.

LIBERTY STAR GOLD CORP.
a Nevada Corporation
by its authorized signatory:

________________________
JAMES BRISCOE
President

LIBERTY STAR ACQUISITION CORP.
a Nevada Corporation
by its authorized signatory:

________________________
GARY MUSIL
President